EXHIBIT E



                                                                EXHIBIT 10(t)





                          STANDARD INDENTURE PROVISIONS






                             Dated as of May 8, 1998








                       COLLATERALIZED MORTGAGE OBLIGATIONS


                              (issuable in Series)


                           Issuable by separate trusts


                               to be organized by




                              CRIIMI MAE CMBS CORP.







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                                TABLE OF CONTENTS
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                                                                                                                Page
     SECTION 1.01.    Definitions.                                                                                9
     SECTION 1.02.    Incorporation by Reference of Trust Indenture Act.                                         23
     SECTION 1.03.    Rules of Construction.                                                                     23
     SECTION 2.01.    Forms of Bonds and Certificate of Authentication.                                          24
     SECTION 2.02.    Amount Unlimited; Bonds Issuable in Series; Certain Related Provisions.                    25
     SECTION 2.03.    Denominations.                                                                             27
     SECTION 2.04.    Execution, Authentication, Delivery and Dating.                                            27
     SECTION 2.05.    Registration of Transfer and Exchange of Bonds.                                            28
     SECTION 2.06.    Mutilated, Destroyed, Lost or Stolen Bonds.                                                29
     SECTION 2.07.    Payment of Principal and Interest.                                                         30
     SECTION 2.08.    Persons Deemed Owners.                                                                     33
     SECTION 2.09.    Cancellation.                                                                              33
     SECTION 2.10.    Authentication and Delivery of Bonds.                                                      34
     SECTION 2.11.    Substitution of Collateral.                                                                34
     SECTION 2.12.    Book-Entry Bonds.                                                                          35
     SECTION 3.01.    Payment of Principal, Premium (if any) and Interest.                                       36
     SECTION 3.02.    Maintenance of Office or Agency.                                                           36
     SECTION 3.03.    Money for Bond Payments to Be Held in Trust.                                               36
     SECTION 3.04.    Corporate Existence of Owner Trustee.                                                      38
     SECTION 3.05.    Trust Existence.                                                                           38
     SECTION 3.06.    Payment of Taxes and Other Claims.                                                         39
     SECTION 3.07.    Protection of Trust Estate.                                                                39
     SECTION 3.08.    Opinions as to Trust Estate.                                                               40
     SECTION 3.09.    Performance of Obligations.                                                                40
     SECTION 3.10.    Payment of Certain Fees.                                                                   41
     SECTION 3.11.    Negative Covenants.                                                                        41
     SECTION 3.12.    Annual Statement as to Compliance.                                                         42
     SECTION 3.13.    Issuer may Consolidate, etc., only on Certain Terms.                                       42
     SECTION 3.14.    Purchase of Bonds.                                                                         44
     SECTION 3.15.    Servicing and Administration Agreement.                                                    44
     SECTION 3.16.    Covenants, Representations and Warranties of the Issuer.                                   49
     SECTION 4.01.    Satisfaction and Discharge of Indenture.                                                   49
     SECTION 4.02.    Application of Trust Money.                                                                50
     SECTION 4.03.    Repayment of Monies Held by Paying Agent.                                                  50
     SECTION 5.01.    Issuer Events of Default.                                                                  51
     SECTION 5.02.    Acceleration of Maturity; Rescission and Annulment.                                        52
     SECTION 5.03.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.                 53
     SECTION 5.04.    Remedies.                                                                                  56
     SECTION 5.05.    Optional Preservation of Trust Estate.                                                     57
     SECTION 5.06.    Application of Money Collected.                                                            58
     SECTION 5.07.    Limitation on Suits.                                                                       58
     SECTION 5.08.    Unconditional Right of Bondholders to Receive Principal and Interest.                      60
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
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
     SECTION 5.09.    Restoration of Rights and Remedies.                                                        60
     SECTION 5.10.    Rights and Remedies Cumulative.                                                            60
     SECTION 5.11.    Delay or Omission Not Waiver.                                                              60
     SECTION 5.12.    Control by Bondholders.                                                                    61
     SECTION 5.13.    Waiver of Past Issuer Defaults.                                                            61
     SECTION 5.14.    Undertaking for Costs.                                                                     62
     SECTION 5.15.    Waiver of Stay or Extension Laws.                                                          62
     SECTION 5.16.    Sale of Trust Estate.                                                                      63
     SECTION 5.17.    Action on Bonds.                                                                           63
     SECTION 6.01.    Certain Duties and Responsibilities.                                                       63
     SECTION 6.02.    Notice of Issuer Defaults.                                                                 65
     SECTION 6.03.    Certain Rights of Indenture Trustee.                                                       66
     SECTION 6.04.    Not Responsible for Recitals or Issuance of Bonds.                                         67
     SECTION 6.05.    May Hold Bonds.                                                                            67
     SECTION 6.06.    Money Held in Trust.                                                                       68
     SECTION 6.07.    Compensation and Reimbursement.                                                            68
     SECTION 6.08.    Eligibility; Disqualification.                                                             69
     SECTION 6.09.    Resignation and Removal; Appointment of Successor.                                         69
     SECTION 6.10.    Acceptance of Appointment by Successor.                                                    71
     SECTION 6.11.    Merger, Conversion, Consolidation or Succession to Business.                               72
     SECTION 6.12.    Preferential Collection of Claims against the Issuer.                                      72
     SECTION 6.13.    Separate Trustees and Co-Trustees.                                                         72
     SECTION 6.14.    Appointment of Custodians.                                                                 74
     SECTION 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses of Bondholders.                    75
     SECTION 7.02.    Preservation of Information; Communications to Bondholders.                                75
     SECTION 7.03.    Reports by Indenture Trustee                                                               75
     SECTION 7.04.    Reports by Issuer.                                                                         76
     SECTION 8.01.    Collection of Money.                                                                       76
     SECTION 8.02.    Bond Account.                                                                              78
     SECTION 8.03.    Other Accounts.                                                                            78
     SECTION 8.04.    Release of Trust Estate.                                                                   79
     SECTION 8.05.    Opinion of Counsel.                                                                        79
     SECTION 9.01.    Supplemental Indentures Without Consent of Bondholders.                                    80
     SECTION 9.02.    Supplemental Indentures With Consent of Bondholders.                                       81
     SECTION 9.03.    Additional Conditions to Supplemental Indentures.                                          83
     SECTION 9.04.    Delivery of Supplements and Amendments.                                                    83
     SECTION 9.05.    Execution of Supplemental Indentures.                                                      83
     SECTION 9.06.    Effect of Supplemental Indentures.                                                         83
     SECTION 9.07.    Conformity with Trust Indenture Act.                                                       84
     SECTION 9.08.    Reference in Bonds to Supplemental Indentures.                                             84
     SECTION 10.01.   Optional Redemption by Issuer.                                                             84
     SECTION 10.02.   Form of Optional Redemption or Special Redemption Notice.                                  85
     SECTION 10.03.   Bonds Payable on Redemption Date or Special Redemption Date.                               86
     SECTION 10.04.   Special Redemptions.                                                                       86
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     SECTION 11.01.   Purposes for Which Meetings May Be Called.                                                 87
     SECTION 11.02.   Manner of Calling Meetings.                                                                88
     SECTION 11.03.   Call of Meeting by Issuer or Bondholders.                                                  88
     SECTION 11.04.   Who May Attend and Vote at Meetings.                                                       88
     SECTION 11.05.   Regulations May Be Made by Indenture Trustee.                                              89
     SECTION 11.06.   Manner of Voting at Meetings and Records To Be Kept.                                       89
     SECTION 11.07.   Exercise of Rights of Indenture Trustee and Bondholders Not To Be Hindered or Delayed.     90
     SECTION 12.01.   Compliance Certificates and Opinions, etc.                                                 90
     SECTION 12.02.   Form of Documents Delivered to Indenture Trustee.                                          92
     SECTION 12.03.   Acts of Bondholders.                                                                       92
     SECTION 12.04.   Notice, etc., to Indenture Trustee and Issuer.                                             93
     SECTION 12.05.   Notices to Bondholders; Notification Requirements and Waiver.                              93
     SECTION 12.06.   Alternate Payment and Notice Provisions.                                                   94
     SECTION 12.07.   Conflict with Trust Indenture Act.                                                         94
     SECTION 12.08.   Effect of Headings and Table of Contents.                                                  94
     SECTION 12.09.   Successors and Assigns.                                                                    95
     SECTION 12.10.   Separability Clause.                                                                       95
     SECTION 12.11.   Benefits of Indenture.                                                                     95
     SECTION 12.12.   Legal Holidays.                                                                            95
     SECTION 12.13.   GOVERNING LAW.                                                                             95
     SECTION 12.14.   Execution Counterparts.                                                                    95
     SECTION 12.15.   Recording of Indenture.                                                                    96
     SECTION 12.16.   Trust Obligation.                                                                          96
     SECTION 12.17.   No Petition.                                                                               96
     SECTION 12.18.   Inspection.                                                                                96
     SECTION 12.19.   Usury.                                                                                     97
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             STANDARD INDENTURE PROVISIONS, DATED AS OF APRIL 29, 1998

                 RELATING TO COLLATERALIZED MORTGAGE OBLIGATIONS,

             ISSUABLE IN SERIES BY SEPARATE TRUSTS TO BE ORGANIZED BY

                                CRIIMI MAE CMBS CORP.

Cross-reference sheet showing the location in this Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust
Indenture Act of 1939

Note: This cross-reference sheet shall not, for any purpose, be deemed to constitute a part of this Indenture.

                        TIA                          Indenture Section
Section 310 (a)(1)                                   6.08
            (a)(2)                                   6.08
            (a)(3)                                   6.13(b)
            (a)(4)                                   Not Applicable
 (a)(5)                                              6.08
            (b)                                      6.08, 6.09(c), 6.09(g)
Section 311 (a)                                      6.12
            (b)                                      6.12
Section 312 (a)                                      7.01, 7.02(a)
            (b)                                      7.02(b)
            (c)                                      7.02(c)
Section 313 (a)                                      6.02, 7.03(a)
            (b)                                      7.03(a)
            (c)                                      7.03(a)
            (d)                                      7.03(b)
Section 314 (a)                                      3.12, 7.04(a)
            (b)                                      3.0
            (c)(1)                                   2.10(b), 4.01, 8.04(c), 12.01(a)
            (c)(2)                                   2.10(b), 4.01, 8.04(c), 12.01(a)
            (c)(3)                                   2.10(b), 4.01, 8.04(c), 12.01(a)
            (d)(1)                                   8.04(c), 12.01(a)
            (d)(2)                                   2.10(b), 8.04(c), 12.01(a)
            (d)(3)                                   2.10(b), 8.04(c), 12.01(a)
            (e)                                      12.01(a)
Section 315 (a)                                      6.01(a)
            (b)                                      6.02
            (c)                                      6.01(b)
            (d)                                      6.01(c)
            (e)                                      5.14
Section 316 (a)(1)(A)                                5.02, 5.12
            (a)(1)(B)                                5.02, 5.13
            (a)(2)                                   Not Applicable
            (b)                                      5.08
Section 317 (a)(1)                                   5.03, 5.04
            (a)(2)                                   5.03
            (b)                                      3.03
Section 318 (a)                                      12.07

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                                    RECITALS

                  From time to time CRIIMI MAE CMBS Corp. a Delaware corporation
(together with its successors in interest, the "Depositor") may establish one or more trusts (individually a "Trust" and together "Trusts") for the purpose of causing each such Trust to issue one or more series of collateralized mortgage obligations ("Bonds"). Each such series of Bonds will be issued under a separate
Indenture consisting of a Terms Indenture which incorporates by reference these Standard Indenture Provisions and such series of Bonds will be limited to the amount therein prescribed. The Terms Indenture will be duly executed and delivered by the Trust issuing the particular series of Bonds, acting through an Owner Trustee, by the Indenture Trustee on behalf of the holders of such series of Bonds and by such other parties, if any, as may therein be provided.

                               ARTICLE IARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS

                             OF GENERAL APPLICATION

         SECTION 1.01.     Definitions.

         (a) Unless a different meaning shall be applicable for a Series as provided in the related Terms Indenture, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Account": Any account or fund, including any Pledged Fund or Account established hereunder.

         "Accountants": A person engaged in the practice of accounting who (except when this Indenture requires an Independent Accountant) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

         "Accrual Date": With respect to any Series or Class, the date upon which interest begins accruing on such Series or Class, as specified in such Bonds and in the related Terms Indenture.

         "Accrual Termination Date": With respect to a Class of Compound
Interest Bonds, the first Payment Date as of which all interest accrued in respect of the Bonds of such Class during the related Interest Accrual Period is, subject to available funds, payable in full, as specified in the related
Terms Indenture.

         "Act":  As defined in Section 12.03 hereof.

         "Additional Expense": With respect to any Series, any costs, expenses and liabilities (exclusive of Administrative Expenses and S&A Expenses) that are required to be borne by the Issuer or otherwise in respect of the related Trust
Estate in accordance with applicable law or the terms of this Indenture
(including any federal, state and local taxes and the cost of various opinions of and advice from counsel required to be obtained in connection with the Indenture Trustee's performance of its duties under this Indenture).

         "Administrative Expenses": With respect to a Series, the fees and expenses of the Indenture Trustee pursuant to Section 6.07(a)(1) and such other fees and expenses as may be specified as such in the related Terms Indenture.

         "Adverse Rating Event": With respect to any Class of Rated Bonds, as of any date determination, the qualification, downgrade or withdrawal of the rating then assigned thereto by any Rating Agency.

         "Adverse REMIC Event": Either (i) the endangerment of the status of any REMIC Pool as a REMIC or (ii) the imposition of a tax upon any REMIC Pool or any of its assets or transactions (including the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth in Section 860G(d) of the Code).

         "Affiliate": With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Agent": A person authorized by or appointed by the Issuer to perform duties with respect to the Bonds of any Series specified in a writing signed by such Agent and the Issuer and acknowledged by the Indenture Trustee, or by such Agent and the Indenture Trustee and acknowledged by the Issuer, including any Paying Agent.

         "Authenticating Agent":  As defined in Section 2.04(c).

         "Authorized Officer": With respect to the Owner Trustee, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of authorized officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date for each Series (as such list may be modified or supplemented from time to time thereafter); and, with respect to any other Person, the Chairman, President, any Senior Vice President, any Vice President or any Assistant Vice President, and the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary (provided that, when any provision hereof requires signatures of two Authorized Officers of any such other Person, at least one of such Authorized Officers shall be the Chairman, President or any Vice President).

         "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

         "Bond Account": As defined in Section 8.02.

         "Bondholder": The Person in whose name a Bond is registered on the Bond Register for any Series.

         "Bond Interest Rate": With respect to any Series or Class, the per annum rate at which interest accrues on the Bonds of such Series or Class, which rate shall be specified in the related Terms Indenture.

         "Bond Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

         "Bond Register" and "Bond Registrar": The respective meanings specified in Section 2.05. The principal office of the Bond Registrar, if other than the Corporate Trust Office, shall be specified in the related Terms Indenture.

         "Bonds": As defined in the Recitals to these Standard Indenture Provisions.

         "Book-Entry Bonds": Bonds of a Series for which the related Terms Indenture provides that ownership and transfers of beneficial ownership interests in such Bonds shall be made through book entries by the Depository, as described in Section 2.12 hereof; provided, however, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, Definitive Bonds shall be issued to the Bond Owners of such Bonds and such Bonds shall no longer be "Book-Entry Bonds."

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in Rockville, Maryland, New York, New York or any other city in which the Corporate Trust Office is then located, are authorized or obligated by law or executive order to be closed.

         "Cash Flow Agreement": With respect to any Series, (i) any guaranteed investment contract pursuant to which monies held in any Account with respect to such Series are invested, (ii) any interest rate exchange agreement, interest rate cap or floor agreement, or other agreement designed to reduce the effects of interest rate fluctuations on the related Mortgage Collateral or on one or more Classes of such Series and (iii) any letter of credit, surety bond, insurance policy, guarantee or other agreement or instrument intended to offset a slower than anticipated rate of principal payments, collections and/or distributions on the related Mortgage Collateral, in any event as specified in the related Terms Indenture.

         "Class": All Bonds of a Series having the same alphabetical and/or numerical class designation and otherwise having the same characteristics, as described in the related Terms Indenture.

         "Closing Date": The date specified in the related Terms Indenture as the Closing Date for a Series.

         "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder including proposed regulations to the extent that by reason of their effective date they could apply to a Series.

         "Collateral": With respect to a Series, the Trust Estate securing such Series. An "item" of Collateral refers to a specific item of Mortgage Collateral or other asset, which is Granted to the Indenture Trustee under the related Terms Indenture as part of the Trust Estate for such Series.

         "Commission":  The Securities and Exchange Commission or any successor.

         "Compound Interest Bond": Any Bond of a Series on which interest accrues and is periodically added (in whole or in part) to the principal of such Bond in accordance with the terms thereof and the related Terms Indenture, but with respect to which no principal shall be payable except during the period or periods specified in the related Terms Indenture and with respect to which no interest (or only a portion of the accrued interest) is payable until the Payment Date on or following the Accrual Termination Date.

         "Controlling Class": With respect to any Series, any Class or Classes of such Series designated as such under the related Terms Indenture, as contemplated by Section 3.15(a)(vii).

         "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be administered, which office at the date of the execution of any Terms Indenture shall be located at the address specified therein.

         "Credit Support Agreement": With respect to any Series, any instrument or agreement issued by a bank, insurance company or other financial institution, including an instrument or agreement in the form of an irrevocable letter of credit, a committed line of credit, a repurchase commitment, a surety bond, a financial guaranty insurance policy, cash collateral account or an insurance contract which assures payment of all or any part of the principal of or interest on Bonds of such Series, or one or more Classes of such Series or the related Mortgage Collateral, or a servicer's or master servicer's obligation, if any, to make advances on the related Mortgage Collateral or any other instrument or agreement specified in the related Terms Indenture.

         "Custodian": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 6.14 as a document custodian.

         "Cut-Off Date": With respect to a Series, any date designated as such in the related Terms Indenture.

         "Definitive Bond":  As defined in Section 2.12(a).

         "Deposit Trust Agreement": With respect to any Trust, the deposit trust agreement, between the Depositor and the Owner Trustee, pursuant to which such Trust was created.

         "Depositor": As defined in the Recitals to these Standard Indenture Provisions.

         "Depository": The Depository Trust Company and any successor thereto appointed by the Issuer as a Depository; provided that the Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act; and provided, further, that no entity shall be a successor Depository unless Bonds held through such entity or its nominees are treated for U.S. Federal income tax purposes as being in "registered form" within the meaning of Section 163(f) of the Code.

         "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Designated Interest Accrual Date": As specified in the related Terms Indenture, the date preceding a Redemption Date or Special Redemption Date through which accrued interest is paid upon redemption or special redemption.

         "Dollar" or "$": A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public or private debts.

         "Duff & Phelps": Duff & Phelps Credit Rating Co. or its successor in interest.

         "Enhancement": With respect to any Series, any Credit Support Agreement, Cash Flow Agreement or Reserve Fund.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Excess Cash Flow": With respect to any Series, as specified in the related Terms Indenture, certain monies held hereunder that as of any Payment Date are in excess of that necessary to pay in accordance herewith any Administrative Expenses, S&A Expenses and Additional Expenses then remaining unpaid with respect to such Series and principal, premium (if any) and interest then due and owing on the Bonds of such Series.

         "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

         "FAMC": The Federal Agricultural Mortgage Corporation or any successor thereto.

         "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

         "FHA":  The Federal Housing Administration or any successor thereto.

         "FHLMC": The Federal Home Loan Mortgage Corporation or any successor thereto.

         "Fitch":  Fitch IBCA, Inc. or its successor in interest.

         "FNMA": The Federal National Mortgage Association or any successor thereto.

         "GAAP": Generally accepted accounting principles as in effect in the United States.

         "GNMA": The Government National Mortgage Association or any successor thereto.

         "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Highest Lawful Rate":  As defined in Section 12.19.

         "Holder":  A Bondholder.

         "Indenture": With respect to any Series, the related Terms Indenture as originally executed, together with these Standard Indenture Provisions in the form in which they are incorporated by reference into such Terms Indenture on the date of such execution; and, if from time to time thereafter either is, with respect to such Series, supplemented or amended, such documents together as so supplemented or amended.

         "Indenture Trustee": Any Person eligible under Section 6.08 and designated as "Indenture Trustee" in the related Terms Indenture, in its capacity as trustee under this Indenture, or its successor in interest, or any successor trustee appointed as provided in this Indenture.

         "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, any other obligor on the Bonds, the Depositor and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, such other obligor, the Depositor or any Affiliate thereof, and
(iii) is not connected with the Issuer, such other obligor, the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Individual Bond": A Bond of an original Principal Amount or Notional Amount equal to the minimum denomination for Bonds of a Series or Class as specified in the related Terms Indenture; a Bond of an original Principal Amount or Notional Amount, as the case may be, in excess of such minimum denomination shall be deemed to be a number of Individual Bonds equal to the quotient obtained by dividing such original Principal Amount or Notional Amount, as the case may be, by such minimum denomination.

         "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

         "Interest Accrual Period": With respect to any Class of a Series, the period specified as the Interest Accrual Period in the related Terms Indenture for such Series, during which interest accrues with respect to any Payment Date, Redemption Date or Special Redemption Date.

         "Interest Only Bond": A Bond entitled to receive payments only of interest based upon the Notional Amount of the Bond and/or premium (if any) (but not payments of principal).

         "Investment Company Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

         "IRS":  The Internal Revenue Service or any successor thereto.

         "Issuer": With respect to any Series, the Trust identified in the related Terms Indenture unless a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person. All actions by, and rights and obligations of, the Issuer under this Indenture and the Bonds of each Series issued thereby are actions by, and rights and obligations of, the applicable Trust.

         "Issuer Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Issuer Event of Default.

         "Issuer Event of Default":  As defined in Section 5.01.

         "Issuer Request" or "Issuer Order": A written request or order signed in the name of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee.

         "Maturity": With respect to any Bond, the date, if any, as of which the principal of and interest on such Bond has become due and payable as herein provided, whether at Stated Maturity, if any, by declaration of acceleration or otherwise.

         "Moody's": Moody's Investors Service, Inc. or its successor in interest.

         "Mortgage-Backed Security" or "MBS": Any mortgage participation, mortgage pass-through certificate, collateralized mortgage obligation or other security representing an interest in, or evidencing a debt secured by, one or more Mortgage Loans.

         "Mortgage Collateral": The Pledged Mortgage-Backed Securities, Pledged Mortgage Loans or REO Properties which are Granted to the Indenture Trustee under the related Terms Indenture as security for a Series. An "item" of Mortgage Collateral refers to a specific Pledged Mortgage-Backed Security, Pledged Mortgage Loan or REO Property which is Granted to the Indenture Trustee under the related Terms Indenture and is referred to as an item of Mortgage Collateral.

         "Mortgage Loan": An obligation incurred in connection with a transaction in real property, including indebtedness evidenced by a note, bond or other written evidence of such indebtedness and secured by a mortgage, deed of trust, deed to secure debt or similar document or instrument creating a lien on the related Mortgaged Property, together with all related loan documents, and including Mortgage Loans which at the time of their Grant are subperforming or non-performing.

         "Mortgage Collateral Pool": With respect to any Series, the segregated pool consisting of all Mortgage Collateral securing such Series.

         "Mortgaged Property": The real multifamily or commercial property, together with improvements thereto, securing any Mortgage Loan.

         "Nominee": A person in whose name Collateral Granted to the Indenture Trustee may be recorded, registered or issued as the designated nominee of the Indenture Trustee in lieu of registration in the name of the Indenture Trustee, provided that the following conditions shall be satisfied in connection with such issuance or registration:

         (a) the instruments governing the creation and operation of the nominee provide that neither the nominee nor any owner of an interest in the nominee (other than the Indenture Trustee) shall have any interest, beneficial or otherwise, in any item of Collateral at any time held in the name of the nominee, except for the purpose of transferring and holding legal title thereto;

         (b) the nominee and the Trustee have entered into a binding agreement:

                  (i) establishing that any Collateral held in the name of the nominee is held by the nominee as agent (other than commission agent or broker) or nominee for the account of the Indenture Trustee, and

                  (ii) appointing the Indenture Trustee as the agent and attorney of the nominee with full power and authority irrevocably to sell, assign, endorse, transfer and deliver any item of Collateral standing in the name of the nominee, and to execute and deliver all such instruments as may be necessary and proper for such purpose; and

         (c) in connection with the recordation or registration of any item of Collateral in the name of the nominee all requirements under applicable law and governmental regulations necessary to effect a valid recordation, registration, issuance or transfer of such Collateral are complied with.

         "Non-Registered Bond": Any Bond that has not been registered under the Securities Act.

         "Notional Amount": A hypothetical or notional amount on which a Bond accrues interest from time to time, as specified in the related Terms Indenture.

         "Officer's Certificate": A certificate signed by any one Authorized Officer of the Person from whom said certificate is required or, in the case of an Officer's Certificate of the Issuer, a certificate signed by any Authorized Officer of the Owner Trustee, and, to the extent delivered to the Indenture

Trustee, complying with the applicable requirements of Section 12.01. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

         "Opinion of Counsel": A written opinion of an attorney at law admitted to practice before the highest court of any State and who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer (including in-house counsel employed full-time by the Issuer or any Affiliate); provided that any Opinion of Counsel relating to federal income tax matters shall be an opinion of Independent outside counsel.

         "OTS":  The Office of Thrift Supervision or any successor thereto.

         "Outstanding": With respect to any Series, as of any date of determination, all Bonds of such Series theretofore authenticated and delivered under this Indenture, except:

                  (i) Bonds of such Series theretofore canceled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

                  (ii) Bonds of such Series or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any other Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given hereunder or provision therefor, satisfactory to the Indenture Trustee or any other Paying Agent, has been made; and

                  (iii) Bonds of such Series in exchange for or in lieu of which other Bonds of such Series have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Bond Registrar proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of Bonds of any Series with the requisite aggregate Principal Amount or Notional Amount, or representing the requisite percentage of Voting Rights, have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, except as otherwise expressly provided herein, Bonds owned by the Issuer, any other obligor on Bonds of such Series, the Depositor or any other Person specifically identified in the related Terms Indenture (each of the foregoing Persons, solely for purposes of this definition, an "Interested Person") or by any Affiliate of an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Bonds of such Series), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Bond Registrar knows to be so owned shall be so disregarded, and also except that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Bond Registrar in its sole discretion the pledgee's right to act with respect to such Bonds and that the pledgee is not an Interested Person or any Affiliate of an Interested Person.

         "Owner Trust Certificates": The owner trust certificates issued under a Deposit Trust Agreement and evidencing the entire beneficial ownership interest in a Trust.

         "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under any Deposit Trust Agreement, or such other Person as shall succeed, or act in lieu of, Wilmington Trust Company as owner trustee pursuant to any Deposit Trust Agreement.

         "Ownership Interest": As to any Bond, any ownership or security interest in such Bond as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Paying Agent": With respect to any Series, the Indenture Trustee or any other Person that meets the eligibility standards for a Paying Agent specified in Section 3.03 and is authorized and appointed pursuant to Section
3.03 by the Issuer to pay the principal of, premium (if any) on or interest on any Bonds of such Series on behalf of the Issuer. The principal office of the Paying Agent, if other than the Corporate Trust Office, shall be specified in the related Terms Indenture.

         "Payment Date": With respect to a Series or Class, each date specified as a Payment Date for such Series or Class in the related Terms Indenture.

         "Permitted Investment": With respect to any Series, any obligation, security or other instrument in which monies on deposit in the Accounts for such Series may be invested, as specified in the related Terms Indenture.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, estate, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": Any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code.

         "Pledged Fund or Account": Any fund or account, including the Bond Account or any Reserve Fund established with respect to, and Granted as security for, a Series.

         "Pledged Mortgage Loan": With respect to any Series, any Mortgage Loan Granted to the Indenture Trustee by the Issuer to secure such Series, as from time to time is held as a part of the related Trust Estate, including any such Mortgage Loan as may constitute Substitute Mortgage Collateral.

         "Pledged Mortgage-Backed Security" or "Pledged MBS": With respect to any Series, any Mortgage-Backed Security Granted to the Indenture Trustee by the Issuer to secure such Series, as from time to time is held as a part of the related Trust Estate, including any such Mortgage-Backed Security as may constitute Substitute Mortgage Collateral.

         "Predecessor Bond": With respect to any Bond of a Series and Class, every previous Bond of that Series and Class evidencing all or a portion of the same debt as that evidenced by such Bond; for the purpose of this definition, any Bond of a Series authenticated and delivered under Section 2.06 in lieu of a mutilated, lost, destroyed or stolen Bond of the same Series and Class shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

         "Principal Amount": The unpaid principal amount of a Bond outstanding from time to time (including, in the case of a Compound Interest Bond, any interest added to such principal amount prior to the related Accrual Termination
Date), calculated as provided in the related Terms Indenture.

         "Principal Only Bond": Any Bond that does not bear a stated Bond Interest Rate and entitles the Holder thereof to payments of principal (but not payments of interest).

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "QIB": A "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         "QRS": A qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

         "Rated Bond": Any Bond of a Class to which a rating has been assigned by a Rating Agency at the request of the Depositor or Issuer.

         "Rating Agency": Any nationally recognized statistical rating organization (including Duff & Phelps, Fitch, Moody's and Standard & Poor's) that has assigned a rating to any Class at the request of the Depositor or the Issuer.

         "Redemption Date": The Payment Date specified by the Issuer for the redemption of Bonds of any Series or Class pursuant to Section 10.01 or the related Terms Indenture.

         "Redemption Price": With respect to any Bond of a Series or Class to be redeemed, in whole or in part, pursuant to Section 10.01 or the related Terms Indenture, the price to be paid in connection with such redemption.

         "Registered Bond":  Any Bond registered under the Securities Act.

         "Registered Holder": The Person whose name appears on the Bond Register on the applicable Regular Record Date or Special Redemption Record Date, as the case may be.

         "Regular Record Date": The record date set for purposes of making payments on any Payment Date or Redemption Date for any Series, as specified in the related Terms Indenture.

         "REIT": A real estate investment trust within the meaning of Section 856(a) of the Code.

         "REMIC":  A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

         "REMIC Pool": With respect to any Series, the segregated pool of assets constituting any REMIC created hereunder.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "REO Property": A Mortgaged Property acquired as part of the Trust Estate securing any Series through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

         "Reserve Fund": With respect to any Series, any fund or funds established, funded and maintained pursuant to the related Terms Indenture for the same intended purposes as a Cash Flow Agreement or a Credit Support Agreement.

         "Resolution": A copy of a resolution certified by an Authorized Officer of the Owner Trustee to have been duly adopted by the Owner Trustee and to be in full force and effect on the date of such certification.

         "Responsible Officer": With respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary or an other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Rule 144A":  Rule 144A under the Securities Act.

         "S&A Event of Default": Any "Event of Default" or "S&A Event of Default" on the part of a servicer, a master servicer, a special servicer, an MBS administrator or a REMIC administrator under a Terms Indenture or a Servicing and Administration Agreement.

         "S&A Expense": Any fees, expenses or advances payable or reimbursable to a servicer, a master servicer, a special servicer, an MBS administrator or a REMIC administrator under a Terms Indenture or a Servicing and Administration Agreement or otherwise in connection with the servicing and administration of the Mortgage Collateral thereunder.

         "Schedule of Mortgage Collateral": The description of the Mortgage Collateral being Granted to the Trustee on the Closing Date for a Series, attached as a schedule to the related Terms Indenture.

         "Securities Act": The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

         "Senior Bondholder":  A Holder of a Senior Bond.

         "Seller": Any Person from whom the Depositor acquired, directly or indirectly, any item of Mortgage Collateral, that is specified as a "Seller" in the related Terms Indenture.

         "Senior Bonds": With respect to a Series, any Bond other than a Subordinate Bond.

         "Series": A separate series of Bonds issued pursuant to this Indenture.

         "Servicing and Administration Agreement": With respect to any Series, as specified in the related Terms Indenture, any agreement separate from the related Terms Indenture (or, if more than one, all such separate agreements collectively), together with all attachments thereto, entered into by the Issuer and/or the Indenture Trustee with one or more other parties, pursuant to which a servicer, a master servicer, a special servicer, an MBS administrator or a REMIC administrator has agreed to perform the duties specified therein incident to the servicing and administration of one or more items of Mortgage Collateral, as such agreement or agreements may be amended or modified from time to time.

         "Special Redemption Date": With respect to a Series other than a Series with monthly Payment Dates, the date in each month (other than any month in which a Payment Date occurs) on which Bonds of that Series may be redeemed pursuant to Section 10.04 hereof or the related Terms Indenture as part of a special redemption, which date shall be the same day of the month as the day on which Payment Dates for the Bonds of that Series occur.

         "Special Redemption Price": With respect to any Bond of a Series or Class to be redeemed, in whole or in part, pursuant to Section 10.04 or the related Terms Indenture as part of a special redemption, the price to be paid in connection with such special redemption.

         "Special Redemption Record Date": With respect to a Series, the record date for a special redemption, as specified in the related Terms Indenture.

         "Standard Indenture Provisions": These Standard Indenture Provisions dated as of May 8, 1998, applicable to the issuance of Bonds in Series by Trusts organized by the Depositor, as such provisions may be amended or supplemented from time to time.

         "Standard & Poor's": Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. or its successor in interest.

         "State": Any one of the 50 states of the United States of America, or the District of Columbia.

         "Stated Maturity": If so specified in the related Terms Indenture, with respect to the entire unpaid Principal Amount of or any installment of principal of or interest on any Bond, the date specified in such Bond as the fixed date on which the entire remaining unpaid Principal

Amount, if any, of such Bond or the entire amount of such installment of principal or interest is due and payable.

         "Subordinate Bondholders":  A Holder of a Subordinate Bond.

         "Subordinate Bonds": Any Bonds of a Series that entitle the Holders thereof to a right to receive timely payment of principal or interest that is subordinated in whole or in part to the prior right of Holders of other Bonds of the same Series but a different Class.

         "Substitute Mortgage Collateral": Any Mortgage Collateral that is Granted to the Indenture Trustee under the related Terms Indenture as security for a Series, as contemplated by Section 2.11, in lieu of any Mortgage Collateral previously so Granted to the Indenture Trustee for such Series (or in lieu of cash deposited in any Pledged Fund or Account on the Closing Date).

         "Successor Person":  As defined in Section 3.13(a).

         "Terms Indenture": An indenture between the Issuer and the Indenture Trustee providing for the issuance of a Series and into which these Standard Indenture Provisions are incorporated by reference.

         "TMP":  A taxable mortgage pool within the meaning of the Code.

         "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer or a Trust Estate) of the United States Department of the Treasury.

         "Trust": As defined in the Recitals to these Standard Indenture Provisions.

         "Trust Estate": With respect to any Series, all money, instruments, securities and other property, including all proceeds thereof, which are subject or intended to be subject to the lien of this Indenture for the benefit of such Series as of any particular time (including all Mortgage Collateral and other property and interests Granted to the Indenture Trustee in the Terms Indenture for such Series).

         "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

         "UCC Financing Statement": A financing statement executed and in form sufficient for filing pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

         "Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction, as amended from time to time.

         "Voting Rights": If so provided in the related Terms Indenture, the voting rights for any Series allocable among the Bonds thereof in accordance with such related Terms Indenture.

         (b) The Terms Indenture for a Series may modify the definition of any term and such modified definition, and not the one specified or incorporated by reference in Section 1.01(a) shall apply with respect to such Series.

         SECTION 1.02.     Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Bonds;

         "indenture security holder" means a Bondholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Indenture Trustee; and

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used, but not expressly defined, in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the respective meanings assigned to them by such definitions.

         SECTION 1.03.     Rules of Construction.

         (a) The definition of any term in these Standard Indenture
Provisions or in a Terms Indenture shall be equally applicable to the singular and plural forms of such term and to the masculine, feminine and neuter genders of such term. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole, including, in the case of a Series or Class, the Terms Indenture related to such Series or Class and not to any particular Article, Section or other subdivision.

         (b) References herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of these Standard Indenture Provisions (if the reference is contained in these Standard Indenture Provisions) or in the particular Terms Indenture (if the reference is contained in a Terms Indenture).

         (c) A reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions.

         (d) The word "or", as used herein, is not exclusive.

         (e) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

         (f) The words "include" and "including" shall mean without limitation by reason of enumeration and shall be construed to be followed by the words "without limitation".

         (g) The pronouns used herein are used in the masculine and neuter genders but shall be construed as feminine, masculine or neuter, as the context requires.

                              ARTICLE IIARTICLE II

                                    THE BONDS

         SECTION 2.01.     Forms of Bonds and Certificate of Authentication.

                  (a) The form of each Class of Bonds of a Series and the Indenture Trustee's certificate of authentication shall be in substantially the forms set forth in the related Terms Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may be required by any applicable regulation (whether proposed, temporary or final) promulgated pursuant to the Code, including any legend required in respect of original issue discount on any Bond or Class, as applicable, or as may, consistently herewith, be determined to otherwise be necessary, appropriate or convenient by the Issuer, as evidenced by its execution of the Bonds. If a REMIC election is made in connection with any Series, the Terms Indenture relating to a Series may provide (subject to any conditions therein specified) that one or more regular interests in the related REMIC Pool or REMIC Pools will not be evidenced by a certificated Bond or may provide that a certificated Bond with respect to any regular interest in the related REMIC Pool or REMIC Pools may be surrendered and thereafter such regular interest will not be evidenced by a Bond.

                  (b) The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner permitted by any Terms Indenture or the rules of any securities exchange on which the Bonds of any Series may be listed, all as determined by the Issuer, as evidenced by its execution of such Bonds.

         SECTION 2.02. Amount Unlimited; Bonds Issuable in Series; Certain Related Provisions.

         The Bonds may be issued in one or more Series, and each Series may be issued in one or more Classes. The Bonds shall be designated generally as the "Collateralized Mortgage Obligations" of the Issuer, or such other designation specified in the related Terms Indenture, with such further particular designations added or incorporated in such title for any Series or Class as the Issuer may determine. Each Bond shall bear upon its face the designation so selected for the Series and Class to which it belongs. All Bonds of the same Class shall be identical in all respects except for the denominations thereof and any particular marks of identification. A Terms Indenture may provide for Enhancement for the related Series or for a Class or Classes within such Series. To the extent specified in the related Terms Indenture, all Bonds of a Class issued under this Indenture shall in all other respects be equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

         Each Series shall be created by a Terms Indenture, authorized by the Issuer, that establishes the terms and provisions of such Series. A Series may differ from another Series in respect of any of the following matters and as otherwise specified in the related Terms Indenture and in these Standard Indenture Provisions:

         (a) designation of the Trust issuing the Series of Bonds, and identity of the Owner Trustee related to such Trust;

         (b)      designation of the Series;

         (c)      dating of the Bonds and Accrual Dates;

         (d) the number of Classes, the maximum aggregate principal amount of Bonds of each Class which may be issued, the priority of payment among Classes and Bonds, the allocation (if at all) of unanticipated expenses and losses on the related Mortgage Collateral among Classes, and the designation of a Class or Classes as Compound Interest Bonds, Senior Bonds, Subordinate Bonds, Interest Only Bonds, Principal Only Bonds or any other Class of Bonds specified in the related Terms Indenture;

         (e) the Bond Interest Rate for each Class and, if the Bond Interest Rate for one or more Classes of a Series is to be a variable or an adjustable rate, the basis or method by which the variable or adjustable rate on each such Class is to be determined and the dates upon which such variable or adjustable rate is to be determined to be effective and other matters with respect thereto, including defining any terms with respect to such Class or Classes of Bonds;

         (f) Stated Maturities, if any, of principal, and special or optional redemption provisions, for each Class;

         (g) the amount and timing of payments of interest, principal and other amounts on the Bonds of a Series or among the respective Classes thereof;

         (h) the basis for scheduled, optional or special principal payments on the Bonds of a Class, pro rata or by random lot, which basis may vary between Classes;

         (i)      the place or places for the payment of principal;

         (j)      the authorized denominations, which may vary between Classes;

         (k) the Payment Dates, Interest Accrual Periods, and other dates and periods as are relevant to payments, collections and/or distributions on the Mortgage Collateral and the other Collateral and any Enhancement;

         (l) the types and characteristics of Collateral, and in particular Mortgage Collateral, that will be pledged to secure a Series;

         (m) the documents and/or instruments to be delivered to the Indenture Trustee or to a Custodian appointed thereby with respect to any particular item of Mortgage Collateral and any further requirements regarding the recording, filing or re-registration of any such document or any particular item of Mortgage Collateral;

         (n) the servicing and administration of Mortgage Collateral and the amendment of, monitoring of performance under and enforcement of any separate Servicing and Administration Agreement;

         (o) rights and obligations of the Issuer or other particular Persons to purchase or substitute particular items of Mortgage Collateral;

         (p) transfer restrictions with respect to the Bonds, which may vary between Classes;

         (q) the amount, if any, to be deposited on the Closing Date in the Bond Account for a Series;

         (r) the manner in which any Pledged Fund or Account, if established, is to be funded and maintained, the amount, if any, to be deposited therein on the Closing Date and the amount to be maintained, if any, in any Pledged Fund or Account for a Series;

         (s) the required characteristics and terms of any Cash Flow Agreement or Credit Support Agreement;

         (t)      the applicability of the redemption provisions of Article X.

         (u) the requirements of any Enhancement applicable to a Series or a Class or to any Pledged Fund or Account;

         (v) each Rating Agency that will, at the Closing Date, assign its bond rating to the Series;

         (w) if so provided in the related Terms Indenture, the Voting Rights allocated to the respective Classes of a Series;

         (x)      tax treatment of the Bonds, which may vary by Class; and

         (y) any other provisions expressing or referring to the terms and conditions upon which the Bonds of the applicable Series are to be issued under this Indenture, which do not prevent the Registered Bonds of such Series from being rated in one of the four highest rating categories of each Rating Agency rating such Bonds.

         In addition, provisions with respect to terms for which the definitions set forth in Article I require further specification in the related Terms Indenture will be so further specified.

         SECTION 2.03.     Denominations.

         The Bonds of a Series shall be issuable in registered form only in the denominations prescribed by the related Terms Indenture; provided that in accordance with Section 2.12 beneficial ownership interests in Book-Entry Bonds shall initially be held and transferred through the book-entry facilities of the Depository.

         SECTION 2.04.     Execution, Authentication, Delivery and Dating.

         (a) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee shall authenticate and deliver such Bonds only as provided in this Indenture.

         (b) The Bonds shall be executed by manual or facsimile signature on behalf of the Issuer by any Authorized Officer of the Owner Trustee. Bonds bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds. No Bond shall be entitled to any benefit under this Indenture, or be valid for any purpose, however, unless there appears on such Bond a certificate of authentication substantially in the form provided for in the related Terms Indenture executed by the Indenture Trustee by manual signature, and such certificate of authentication upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder. All Bonds shall be dated the date of their authentication.

         (c) The Indenture Trustee may, at its option, appoint one or more agents (each an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Bonds in connection with transfers and exchanges under Sections 2.05 and 2.06 and under any other applicable provisions of the related Terms Indenture, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate the Bonds. For all purposes of this Indenture, the authentication of Bonds by an Authenticating Agent shall be deemed to be the authentication of Bonds "by the Indenture Trustee".

         Any corporation, bank, trust company or association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation, bank, trust company or association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation, bank, trust company or association.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may, or at the direction of the Issuer shall, promptly appoint a successor Authenticating Agent, give written notice of such appointment to the Issuer and give notice of such appointment to the Bondholders.

         Each Authenticating Agent shall, with respect to acts taken or not taken within the scope of its permitted appointment, be entitled to all limitations on liability, rights of reimbursement and indemnities that the Indenture Trustee is entitled to hereunder as if it were the Indenture Trustee.

         Unless otherwise provided in the related Terms Indenture, the Indenture Trustee shall be responsible for any compensation and expenses of an Authenticating Agent appointed thereby and shall not be relieved of responsibility for the timely performance of any of its duties and obligations under this Indenture by reason of the appointment of an Authenticating Agent.

         SECTION 2.05.     Registration of Transfer and Exchange of Bonds.

         (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided. Unless otherwise provided in the related Terms Indenture, the Indenture Trustee shall serve as "Bond Registrar" for the purpose of registering Bonds and transfers and exchanges of Bonds as herein provided. Upon any resignation or removal of the Indenture Trustee as provided herein, the successor trustee shall immediately succeed to its predecessor's duties as Bond Registrar.

         (b) The related Terms Indenture shall set forth any restrictions on transfer with respect to the Bonds of a Series, which restrictions may vary by Class.

         (c) Subject to any applicable restrictions on transfer provided for in the related Terms Indenture, upon surrender for registration of transfer of any Bond at the office designated by the Issuer pursuant to Section 3.02, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same Series and Class in authorized denominations representing a like aggregate Principal Amount or Notional Amount, as applicable.

         (d) At the option of any Holder, its Bonds may be exchanged for other Bonds of the same Series and Class in different authorized denominations representing a like aggregate Principal Amount or Notional Amount, as applicable, upon surrender of the Bonds to be exchanged at the office designated by the Issuer pursuant to Section 3.02. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive.

         (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         (f) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by (i) a written instrument of transfer duly executed, by the Holder thereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and (ii) such other documents as may be required pursuant to the related Terms Indenture.

         (g) No service charge shall be imposed for any registration of transfer or exchange of Bonds pursuant to this Section 2.05, but the Issuer, the Indenture Trustee or any other Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or exchange of Bonds.

         SECTION 2.06.     Mutilated, Destroyed, Lost or Stolen Bonds.

         If (i) any mutilated Bond is surrendered to the Issuer or the Indenture Trustee, or the Issuer and the Indenture Trustee receive evidence to their satisfaction of the destruction (including mutilation tantamount to destruction), loss or theft of any Bond and the ownership thereof, and (ii) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be reasonably required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like Series, Class, tenor and denomination registered in the same manner, dated the date of its authentication and bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the Predecessor Bond presents for payment or transfer such Predecessor Bond, the Issuer and the Indenture Trustee shall be entitled to recover such new Bond from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become, or within seven days shall be, due and payable, or shall have been selected or called for redemption, instead of issuing a new Bond, the Issuer may pay such Bond when so due or payable or upon the Redemption Date or Special Redemption Date without surrender thereof, except that any mutilated Bond shall be surrendered.

         Upon the issuance of any new Bond under this Section 2.06, the Issuer, the Indenture Trustee or any other Bond Registrar may require payment of an amount sufficient to pay or discharge any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Authenticating Agent and the Bond Registrar) in connection therewith.

         Every new Bond issued pursuant to this Section 2.06 in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by any Person, and such new Bond shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of the same Series and Class duly issued hereunder.

         The provisions of this Section 2.06 are exclusive and shall preclude (to the extent permitted by applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         SECTION 2.07.     Payment of Principal and Interest.

         (a) Except as otherwise provided in Section 2.07(e) below or in the related Terms Indenture, any installment of interest or principal or any other amount payable on any Bonds of any Series on any Payment Date, Redemption Date or Special Redemption Date (whether such installment of interest or principal or such other amount is being punctually paid or duly provided for by the Issuer on such date or is overdue as of such date) shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered on the Regular Record Date for such Payment Date or Redemption Date or on the Special Redemption Record Date for such Special Redemption Date, as the case may be. Unless otherwise provided in the related Terms Indenture, in the case of Bonds other than Book-Entry Bonds, such payment shall be made by check mailed to such Person's address as it appears in the Bond Register on such Regular Record Date or Special Redemption Record Date or, upon written request to the Paying Agent five (5) Business Days prior to the related Regular Record Date or Special Redemption Record Date by any Holder, by wire transfer in immediately available funds to the account of such Holder specified in the request. Any permitted request for receipt of wire transfers shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Unless otherwise provided in the related Terms Indenture, in the case of Book-Entry Bonds, such payment shall be made by wire transfer to the Depository in immediately available funds.

         (b) Except as set forth in the related Terms Indenture, all computations of interest due with respect to any Bond shall be made as provided in this Section 2.07(b) and on the basis of a 360-day year consisting of 12 30-day months. As more specifically provided in the related Terms Indenture, each Class that bears interest shall accrue such interest at the applicable Bond Interest Rate specified in such Terms Indenture on the aggregate Principal Amount or Notional Amount (as specified in such Terms Indenture) outstanding from time to time. Except as otherwise stated in the related Terms Indenture, interest due and payable on a Payment Date for a Series, other than on Compound Interest Bonds, will be equal to the amount of unpaid interest that will have accrued in accordance with the related Terms Indenture through the end of the Interest Accrual Period for such Payment Date. The Interest Accrual Periods for any Class may, in each case, end prior to the applicable Payment Date. For each Class of Compound Interest Bonds, except as provided in the related Terms Indenture, interest accrued during each Interest Accrual Period ending on or prior to the applicable Accrual Termination Date will be added to the principal of such Class of Compound Interest Bonds on the related Payment Date, or on such more or less frequent basis, as is provided in the related Terms Indenture. Interest on a Class of Compound Interest Bonds will be due and payable, except as provided in the related Terms Indenture, on each Payment Date commencing on the Payment Date coinciding with or next following the Accrual Termination Date for the Class. In the case of the first Payment Date, interest on a Series or Class will accrue from the related Accrual Date. If and to the extent so provided in the applicable Terms Indenture, any overdue payment of interest on any Bond shall bear interest (to the extent that payment thereof shall be legally enforceable) at the applicable Bond Interest Rate from and to the respective dates set forth in such Terms Indenture.

         (c) Bonds of each Series shall have such Stated Maturities, if any, as shall be specified in the related Terms Indenture. The principal of each Bond shall be payable in installments commencing on such date or under such circumstances as is provided in the related Terms Indenture and ending no later than the Stated Maturity thereof, if any, unless such Bond becomes due and payable at an earlier date by declaration of acceleration, call for redemption or special redemption or otherwise. On each Payment Date for a Series, payments of principal of the Bonds of such Series shall be allocated among the respective Classes of such Series as specified in the related Terms Indenture and shall be allocated among the Bonds of each such Class entitled to some or all of such payments of principal on a pro rata or random lot basis as specified in the related Terms Indenture. All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date, Redemption Date or Special Redemption Date shall be binding upon all future Holders of the Bond and of any Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such principal payment is noted on such Bond.

         (d) If and to the extent so provided in the related Terms Indenture, any Bond may entitle its Holder to payments of amounts other than principal and interest.

         (e) Unless otherwise provided in the related Terms Indenture, the Redemption Price or Special Redemption Price for any Bond, the final installment of principal of any Bond or, in the case of an Interest Only Bond or a Bond that continues to accrue interest after its Principal Amount has been reduced to zero, the final installment of interest thereon payable on any Redemption Date, Special Redemption Date or Payment Date, respectively, shall be paid only upon presentation and surrender of such Bond on or after the related Special Redemption Date, Redemption Date or Payment Date, as the case may be, at the office designated by the Issuer pursuant to Section 3.02 or at the office of any Paying Agent for the Series of which such Bond is a part, in either case within the continental United States.

         Whenever, on the basis of payments, collections and/or distributions on the Mortgage Collateral securing a Series received during any applicable period, the entire remaining unpaid principal amount of or, in the case of an Interest Only Bond or a Bond that continues to accrue interest after its Principal Amount has been reduced to zero, the final installment of interest on any Bond of such Series will become due and payable on the next Payment Date, Redemption Date or Special Redemption Date, the Paying Agent shall notify the Person in whose name such Bond is registered as of the close of business on the Regular Record Date prior to such Payment

Date or Redemption Date or on the Special Redemption Record Date prior to such Special Redemption Date (unless a different time and date are specified in the related Terms Indenture) that such final installment is expected to be paid on such Payment Date, Redemption Date or Special Redemption Date, as the case may be, and that any and all interest in respect of such Bond will cease to accrue as of the end of the corresponding Interest Accrual Period for such Payment Date or Redemption Date or as of the Designated Interest Accrual Date for such Special Redemption Date, as the case may be. Unless otherwise specified in the related Terms Indenture, such notice shall be mailed no later than the third day prior to such Payment Date, Redemption Date or Special Redemption Date and shall contain the information set forth in, and be mailed in accordance with,
Section 10.02.

         (f) Notwithstanding any of the foregoing provisions with respect to payments of principal of, premium, if any, on and interest on the Bonds, if a Series has become or been declared due and payable following an Issuer Event of Default pursuant to Section 5.02 and such acceleration of maturity and its consequences have not been rescinded and annulled, and distributions on the Trust Estate for such Series are not being applied pursuant to Section 5.05, then payments of principal of, premium, if any, on and interest on such Bonds shall be made in accordance with Section 5.06.

         (g) Unless the related Terms Indenture provides otherwise, the Bonds are nonrecourse obligations solely of the Issuer and will not be insured or guaranteed by any governmental instrumentality, CRIIMI MAE Inc. or any Affiliate thereof or any other person or entity and will be payable only from the Grant of Collateral with respect to the related Series. Each Bondholder and the holders of any Bonds now or in the future issued by the Issuer will be deemed to have agreed that they have no rights or claims against the Issuer directly and may only look to the Trust Estate related to the issuance of such Bonds to satisfy the Issuer's obligations hereunder. No judgment lien, prejudgment lien or other attachment against the Issuer for any amount due with respect to one Series may be enforced against the Trust Estate securing any other Series. Notwithstanding the provisions of this Section 2.07(g), but subject to the third paragraph of Section 8.01, the Issuer may at any time advance funds to the Indenture Trustee for the purpose of allowing the Paying Agent to make required payments on the Bonds. If the Issuer makes such an advance, it shall be entitled to withdraw from the related Bond Account on any Payment Date the amount so advanced.

         (h) As a condition to the payment of principal, premium (if any) and interest on any Bond that may be beneficially owned by a non-U.S. person, without the imposition of United States withholding tax, the Issuer shall require certification or satisfaction of such other procedures as are acceptable to it and the Bond Registrar to enable the Issuer, the Indenture Trustee, the Bond Registrar and any Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Bond under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation.

         SECTION 2.08.     Persons Deemed Owners.

         Prior to due presentation for registration of transfer of any Bond, the Issuer, the Indenture Trustee and any Agent thereof shall treat the Person in whose name any Bond is registered (a) on any Regular Record Date or Special Redemption Record Date, for the purpose of receiving payments of principal of, premium, if any, on and interest on such Bond (subject to Section 2.07) and (b) on any other date for any other purpose, as the owner (whether or not such Bond be overdue as to any payment thereon), and none of the Issuer, the Indenture Trustee or any Agent thereof shall be affected by notice to the contrary.

         SECTION 2.09.     Cancellation.

         All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any person other than the Bond Registrar, be delivered to and promptly canceled by the Bond Registrar. The Issuer may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section 2.09, except as expressly permitted by this Indenture. All canceled Bonds shall be held by the Bond Registrar in accordance with its standard retention policy unless the Issuer shall direct by an Issuer Order that they be returned to it.

         SECTION 2.10.     Authentication and Delivery of Bonds.

         (a) Bonds of a new Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee, but only upon satisfaction of the following conditions (provided, however, that compliance with such conditions shall only be required in connection with the issuance of Bonds of such Series on the related Closing Date):

                  (i) Issuer Order. The Issuer shall have delivered to the Indenture Trustee an Issuer Order authorizing the execution, authentication and delivery of the Series, the related Terms Indenture and any agreements to be executed by the Indenture Trustee with respect to such Series and specifying the Series, the Classes within such Series and their respective Stated Maturities, if any, initial aggregate Principal Amounts and/or Notional Amounts, initial Bond Interest Rates, if any, and ratings, if any, assigned by the designated Rating Agency or Rating Agencies.

                  (ii) Terms Indenture and Servicing and Administration Agreement. The related Terms Indenture and any Servicing and Administration Agreement specified therein shall have been executed by all parties thereto. Such Terms Indenture may modify or amend the terms of this Indenture solely as applied to such new Series and otherwise shall incorporate by reference these Standard Indenture Provisions.

                  (iii) Rating Agency Confirmation. The Issuer shall have delivered to the Indenture Trustee written confirmation (which need not be addressed to the Indenture Trustee) from each designated Rating Agency that it has assigned to the Class or Classes rated by it the ratings specified in the Issuer Order referred to in clause (i) above or in the related Terms Indenture.

                  (iv) Additional Terms and Conditions. Such additional terms and conditions, if any, relating to the initial issuance of any Series as may be specified in the related Terms Indenture shall have been satisfied.

         (b) In connection with the authentication and delivery of the Bonds of each Series upon initial issuance of such Series, the Issuer shall deliver to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion from an Accountant, in accordance with TIA ss. 314(c) and meeting the applicable requirements of
Section 12.01(a).

         SECTION 2.11.     Substitution of Collateral.

         Subject to Section 12.01, and only if and to the extent, and under the circumstances, expressly permitted in the related Terms Indenture, the Issuer or another specified Person may, in substitution of any one or more items of Mortgage Collateral or other Collateral securing any Series or any cash deposited in any Pledged Fund or Account on the related Closing Date, deliver other Mortgage Loans, other Mortgage-Backed Securities and/or other forms of Enhancement as new Collateral.

         SECTION 2.12.     Book-Entry Bonds.

         (a) If so provided in the related Terms Indenture, Bonds of a Series or of any Class of such Series may initially be issued as one or more Bonds registered in the name of the Depository or its nominee and, except as provided in Section 2.12(c), transfer of such Bonds may not be registered by the Bond Registrar unless such transfer is to a successor Depository that agrees to hold such Bonds for the respective Bond Owners with Ownership Interests therein. Such Bond Owners shall hold and, subject to the related Terms Indenture, transfer their respective Ownership Interests in and to such Bonds through the book-entry facilities of the Depository and, except as provided in Section 2.12(c), shall not be entitled to physical, fully registered Bonds (each a "Definitive Bond") in respect of such Ownership Interests. All transfers by Bond Owners of their respective Ownership Interests in the Book-Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Bond Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Bonds of Bond Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) The Issuer, the Indenture Trustee and any agent of either may for all purposes, including the making of payments due on the Book-Entry Bonds, deal with the Depository as the authorized representative of the Bond Owners with respect to such Bonds for the purposes of exercising the rights of Bondholders hereunder. The rights of Bond Owners with respect to the Book-Entry Bonds shall be limited to those established by law and agreements between such Bond Owners and the Depository Participants and brokerage firms representing such Bond

Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Bonds with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Bond Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and shall give notice to the Depository of such record date.

         (c) If (i) the Issuer advises the Indenture Trustee and the Bond Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of Book-Entry Bonds, and the Issuer is unable to locate a qualified successor, or (ii) the Issuer at its option advises the Indenture Trustee and the Bond Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of Book-Entry Bonds (or any portion of any Class thereof), the Bond Registrar shall notify all affected Bond Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Bonds to such Bond Owners requesting the same. Upon surrender to the Bond Registrar of any Class of Book-Entry Bonds (or any portion of any Class thereof) by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Definitive Bonds in respect of such Class (or portion thereof) to the Bond Owners identified in such instructions. None of the Issuer, the Indenture Trustee or any Agent thereof shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds for purposes of evidencing ownership of any Book-Entry Bonds, the registered holders of such Definitive Bonds shall be recognized as Bondholders hereunder and, accordingly, shall be entitled directly to all benefits associated with such Definitive Bond and to transfer and exchange such Definitive Bonds.

                             ARTICLE IIIARTICLE III

                              COVENANTS; WARRANTIES

         SECTION 3.01.     Payment of Principal, Premium (if any) and Interest.

         Subject to Section 2.07(g), the Issuer shall duly and punctually pay the principal of, premium (if any) on and interest on the Bonds in accordance with the terms of the Bonds and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Bondholder of interest, premium (if any) or principal shall be considered as having been paid by the Issuer to such Bondholder for all purposes of this Indenture.

         SECTION 3.02.     Maintenance of Office or Agency.

         The Issuer shall maintain in the continental United States an office or agency where Bonds may be presented or surrendered for payment, where Bonds my be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written notice to the Indenture Trustee and the Bondholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at the Corporate Trust Office its agent to receive all such presentations, surrenders, notices and demands.

         The Issuer may also from time to time designate one or more other offices or agencies outside the continental United States where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Issuer shall give prompt written notice to the Indenture Trustee and Bondholders of any such designation or rescission and of any change in the location of such office or agency.

         SECTION 3.03.     Money for Bond Payments to Be Held in Trust.

         All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the related Bond Account pursuant to
Section 8.02(b) shall be made on behalf of the Issuer by the Indenture Trustee or another Paying Agent, and, except as provided in the related Terms Indenture, no amounts so withdrawn from a Bond Account for payments of Bonds shall be paid over to the Issuer except as provided in this Section 3.03 or as provided in
Section 5.06 or 8.02 (and, in either such case, the related Terms Indenture).

         Any Paying Agent other than the Indenture Trustee shall be appointed by Issuer Order. The Issuer shall not appoint any Paying Agent that does not, at the time of such appointment, meet the qualification and eligibility standards for an Indenture Trustee set forth in Section 6.08. If, with respect to any Series, either (i) no other Paying Agent shall have been so appointed and shall have executed and delivered the instrument provided for in the second following paragraph or (iii) any such other Paying Agent shall have resigned or been discharged without a successor having been so appointed and having executed and delivered the instrument provided for in the second following paragraph, then the Indenture Trustee shall be the Paying Agent for such Series.

         Whenever the Issuer shall have one or more Paying Agents, it will deliver or contract to have delivered to such Paying Agent or Agents (subject to Section 2.07(g)), on or before the Business Day next preceding each Payment Date, Redemption Date and Special Redemption Date for each Series, an aggregate sum sufficient to pay the amounts then becoming due with respect to the Bonds of such Series, such sum to be deposited in the Bond Account and held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Indenture Trustee) the Issuer will promptly notify the Indenture Trustee of its action or failure so to act. Any monies deposited with a Paying Agent, other than the Indenture Trustee, in excess of an amount sufficient to pay the amounts then becoming due and payable on the Bonds with respect to which such deposit was made shall be retained by such Paying Agent or Agents for application in accordance with Article VIII.

         The Issuer will cause each such Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums received by it for the payment of Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will pay such sums to such Persons as herein provided;

                  (ii) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer in the making of any payment required to be made with respect to any Series for which it is acting as Paying Agent;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the successor Paying Agent all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements imposed upon it under the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trust as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to the applicable requirements of abandoned property laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and, unless otherwise provided in the related Terms Indenture, shall be paid to the Issuer on Issuer Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease; provided however, that the Issuer or such Paying Agent shall cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York and in the city in which the Corporate Trust Office is then located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Issuer (the cost of such publication to be paid out of such unclaimed funds or, if that is prohibited by law, by the Issuer).

         SECTION 3.04.     Corporate Existence of Owner Trustee.

         (a)      Subject to Section 3.04(b) the Person acting as Owner
Trustee shall keep in full effect its existence as a legal entity under the laws of the jurisdiction of its organization.

         (b) Any successor to the Owner Trustee appointed pursuant to the terms of the related Deposit Trust Agreement shall be the successor Owner Trustee under and with respect to this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

         SECTION 3.05.     Trust Existence.

         The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of Delaware (unless it or any successor Issuer becomes a trust under the laws of any other State or the United States of America in which case the Issuer shall keep in full effect its existence, rights and franchises as a trust under the laws of such other jurisdiction), and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds issued thereby, and any other agreement to which it is a party relating to any Series; provided, however, that the Owner Trustee shall not be required to do business as a foreign entity in any jurisdiction for the purposes of satisfying the requirements of this Section 3.05.

         SECTION 3.06.     Payment of Taxes and Other Claims.

         The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, or shown to be due on the tax returns filed by the Owner Trustee on behalf of the Issuer, except any such taxes, assessments, governmental charges or claims which the Owner Trustee on behalf of the Issuer is in good faith contesting in appropriate proceedings and with respect to which reserves are established if required in accordance with GAAP, provided, however, that such failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate securing any Series. The Owner Trustee, in its individual capacity, shall not be liable for any such taxes, assessments, governmental charges or claims. The Indenture Trustee is authorized to pay out of the related Bond Account, prior to making payments on the Bonds, any such taxes, assessments, governmental charges or claims which, if not paid, would cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate securing any Series.

         SECTION 3.07.     Protection of Trust Estate.

         The Issuer and, if and as directed by the Issuer or, unless otherwise specified in the related Terms Indenture, by the Holders of Bonds of the affected Series representing more than 50% of the aggregate Principal Amount of such Series, the Indenture Trustee will from time to time execute and deliver all such amendments and supplements hereto (subject to Sections 9.01, and 9.03) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will from time to time take such other action necessary or advisable to:

           (i) Grant more effectively all or any portion of the Trust Estate securing any Series;

         (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

         (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

         (iv) enforce any of the items of Collateral, Permitted Investments or other instruments or agreements included in the Trust Estate securing any Series; or

           (v) preserve and defend title to the Trust Estate securing any Series and the rights of the Indenture Trustee, and of the Holders of Bonds of such Series, in such Trust Estate against the claims of all Persons and parties.

         The Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact, to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.07; provided that, subject to and consistent with Section 4.01, the Indenture Trustee will not be obligated to prepare or file any such statements or instruments.

         SECTION 3.08.     Opinions as to Trust Estate.

         (a) If any Series is to be secured by the mortgage or pledge of property, then:

                  (i) Promptly (and in any event within 90 days) after the Closing Date for such Series, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture as is necessary to make effective the lien intended to be created by this Indenture with respect to the Trust Estate securing such Series, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective.

                  (ii) On or before March 30 of each calendar year commencing more than three months after the Closing Date for a Series, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture as is necessary to maintain the lien of this Indenture with respect to the Trust Estate securing such Series, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien.

         (b) The related Terms Indenture may require that the Opinions of Counsel referred to in Section 3.08(a) cover, or may provide for other Opinions of Counsel to be delivered from time to time that cover, such additional matters, if any, as may be specified in such Terms Indenture.

         SECTION 3.09.     Performance of Obligations.

         (a) The Issuer will not take any action, and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any instrument included in a Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture or such other instrument; provided, however, the Issuer may take any such action with respect to any such instrument if such action relates solely to rights under such instrument that are not included in a Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties hereunder and any performance of such duties (other than execution of Issuer Orders, Issuer Requests and Officer's Certificates of the Issuer) by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed action taken by the Issuer for all purposes hereunder.

         SECTION 3.10.     Payment of Certain Fees.

         If and to the extent provided in the Terms Indenture for any Series, the Indenture Trustee will be authorized and directed to pay out of the Bond Account for such Series, prior to making payments on the Bonds, the fees and expenses of the Owner Trustee in accordance with the related Deposit Trust Agreement, the fees of any of the Persons referred to in Section 3.09(b) assisting the Issuer with respect to such Series and the fees of any Rating Agency assigning a rating to the Bonds of such Series. Otherwise, the Issuer or another party will be responsible for such fees.

         SECTION 3.11.     Negative Covenants.

         The Issuer shall not:

                  (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate with respect to any Series, except as expressly permitted by this Indenture or any Servicing and Administration Agreement;

                  (ii) claim any credit on, make any deduction from the principal, premium, if any, or interest payable in respect of the Bonds (other than amounts properly withheld from such payments under the Code or any applicable state law) for or assert any claim against any present or former Bondholder by reason of the payment of any taxes levied or assessed upon any of the Trust Estate with respect to any Series;

                  (iii) (A) permit the validity or effectiveness of this Indenture or any Grant under this Indenture to be impaired, or permit the lien of this Indenture with respect to the Trust Estate securing any Series to be subordinated, terminated or discharged with respect to any Series, or permit any Person to be released from any covenants or obligations with respect to any Series under this Indenture, except as may be expressly permitted hereby,
         (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and any other lien expressly permitted hereby) to be created on or extend to or otherwise arise upon or burden the Trust Estate securing any Series or any part thereof or any interest therein or the proceeds thereof, except as expressly permitted hereby, or (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate securing any Series (subject only to those liens expressly permitted hereby to be senior to the lien of this Indenture);

                  (iv) dissolve or liquidate, in whole or in part, except as expressly permitted by this Indenture or, with respect to items of Mortgage Collateral, any separate Servicing and Administration Agreement;

                  (v) engage, directly or indirectly, in any business other than that arising out of the issuance of Bonds, and the actions contemplated or required to be performed under this Indenture or the documents constituting part of the Trust Estate(s) securing such Bonds;

                  (vi) incur, create or assume any indebtedness for borrowed money other than pursuant to this Indenture or any related Enhancement in connection with the issuance of Bonds;

                  (vii) make or permit to remain outstanding, any loan or advance to, or own or acquire any stock or securities of, any Person other than the Mortgage Collateral and any other instruments constituting part of the Trust Estate securing any Series;

                  (viii) commence a voluntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or consent to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or file a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of or for it or of any substantial part of its property, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take corporate action in furtherance of any such action; or

                  (ix) with respect to any Series, take any other action that is expressly prohibited in the related Terms Indenture.

         SECTION 3.12.     Annual Statement as to Compliance.

                  With respect to each Series, on or before March 30 in each calendar year, commencing March 30 of the calendar year following the year in which such Series was initially issued, the Issuer shall deliver to the Indenture Trustee, a written statement signed by an Authorized Officer of the Owner Trustee, stating that:

         (a) a review of the activities of the Issuer during the preceding calendar year and of performance under this Indenture has been made under his or her supervision; and

         (b) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout the preceding calendar year, or, if there has been an Issuer Default in the fulfillment of any such obligation, specifying each such Issuer Default known to him or her and the nature and status thereof.

         SECTION 3.13.     Issuer may Consolidate, etc., only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person or convey or transfer the Trust Estate securing any Series to any Person without the consent of the Holders of Bonds representing not less than 66-2/3% of the aggregate Principal Amount of each affected Series, and unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the Trust Estate securing any Series (the "Successor Person"), shall be a Person organized and existing under the laws of the United States of America or any State, and shall have expressly assumed, by a supplemental indenture, executed and delivered to the Indenture Trustee, (A) the obligation (to the same extent as the Issuer was so obligated) to make payments of principal, interest and other amounts on all of the Bonds issued by the Issuer, in the case of any such consolidation or merger, and, in the case of any conveyance or transfer of a Trust Estate, the Bonds secured by such Trust Estate and
         (B) the obligation to perform every covenant of this Indenture on the part of the Issuer with respect to each affected Series to be performed or observed, all as provided herein;

                  (ii)     immediately after giving effect to such
         transaction, no Issuer Default or Issuer Event of Default with respect to any Series shall have occurred and be continuing;

                  (iii) the Issuer shall have caused the Indenture Trustee to have received written confirmation from each Rating Agency rating any of the Bonds issued by the Issuer, in the case of any such consolidation or merger, and, in the case of any conveyance or transfer of a Trust Estate, any of the Bonds secured by such Trust Estate, to the effect that the consummation of such transaction will not result in an Adverse Rating Event with respect to any Class of such Bonds;

                  (iv) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with and satisfy all conditions precedent relating to the transactions set forth in this Section 3.13 and in Article IX; and

                  (v) the Successor Person shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that, with respect to a Successor Person that is a corporation, partnership, limited liability company or trust, such Successor Person shall be duly organized, validly existing and in good standing in the jurisdiction in which such Successor Person is organized; that the Successor Person has sufficient power and authority to assume the obligations set forth in clause (i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that the Successor Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of the Successor Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium, and other laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); and that, immediately following the event which causes the Successor Person to become the Successor Person, (A) the Successor Person has good and marketable title, free and clear of any lien, security interest or charge other than the lien and security interest of this Indenture and any other lien permitted hereby, to the Mortgage Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Bonds issued thereby or, in the case of any conveyance or transfer of the Trust Estate securing any Series, all of the Bonds of such Series and (B) the Indenture Trustee continues to have a perfected first priority security interest in the Mortgage Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Bonds issued thereby or, in the case of any conveyance or transfer of the Trust Estate securing any Series, all of the Bonds of such Series.

         (b) Upon any consolidation or merger, or any conveyance or transfer of the Trust Estate securing any Series, the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with respect to each affected Series with the same effect as if such Successor Person had been named as the "Issuer" in the applicable Terms Indenture(s). In the event of any such conveyance or transfer of the Trust Estate(s) securing all of the then Outstanding Bonds of the Issuer permitted by this Article III, the Person named as the "Issuer" in the applicable Terms Indenture(s), or any successor that shall theretofore have become such in the manner prescribed in this Article III and that has thereafter effected such a conveyance or transfer, may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the then Outstanding Bonds issued by it and from its obligations under this Indenture; and, in the event of any such conveyance or transfer of the Trust Estate(s) securing less than all of the then Outstanding Bonds of the Issuer, such Person shall be released from its liabilities as obligor and maker on the then Outstanding Bonds secured by such Trust Estate(s) and from its obligations with respect thereto under this Indenture.

         (c) Nothing in this Section 3.13 shall prohibit the sale or transfer of the Owner Trust Certificates.

         SECTION 3.14.     Purchase of Bonds.

         The Issuer may reacquire Bonds of a Series, in its discretion, by open market purchases in privately negotiated transactions or otherwise.

         SECTION 3.15.     Servicing and Administration Agreement.

         (a) If any item of Mortgage Collateral for a Series is subject to a separate Servicing and Administration Agreement, then (unless the related Terms Indenture provides otherwise):

                  (i) The Issuer and the Indenture Trustee shall punctually perform and observe all of their respective obligations and agreements, if any, contained in such Servicing and Administration Agreement.

                  (ii) Unless otherwise provided in the related Terms Indenture, the Issuer may, but is not obligated to, enforce the obligations of any servicer, master servicer, special servicer, MBS administrator or REMIC administrator under such Servicing and Administration Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of any such party thereunder or exercise the rights of any such party thereunder; provided, however, that no servicer, master servicer, special servicer, MBS administrator or REMIC administrator under such Servicing and Administration Agreement shall be relieved of any of its obligations thereunder by virtue of such performance by the Issuer or its designee. Unless otherwise provided in the related Terms Indenture, the Issuer shall not have any responsibility or liability for any action or failure to act by a servicer, a master servicer, a special servicer, an MBS administrator or a REMIC administrator under such Servicing and Administration Agreement and shall not be obligated to supervise the performance of any such party thereunder.

                  (iii) Upon any resignation or termination of a servicer, a master servicer, a special servicer, an MBS administrator or a REMIC administrator pursuant to such Servicing and Administration Agreement or any appointment of a successor to any such party pursuant to such Servicing and Administration Agreement, the Indenture Trustee shall give prompt written notice thereof to all Holders of Bonds of the related Series at their respective addresses appearing in the related Bond Register. In the event that the Indenture Trustee is to act or is acting as successor servicer, master servicer, special servicer, MBS administrator or REMIC administrator under such Servicing and Administration Agreement, the Holders of Bonds representing (unless otherwise specified in the related Terms Indenture) more than 50% of the aggregate Principal Amount of the related Series shall be entitled to direct the Indenture Trustee (and, upon the receipt of such direction, the Indenture Trustee shall be required) to appoint or to petition a court of competent jurisdiction to appoint an alternative successor that meets the requirements of such Servicing and Administration Agreement.

                  (iv) Not later than the later of (i) ninety (90) days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an S&A Event of Default under such Servicing and Administration Agreement and (ii) five days after a Responsible Officer of the Indenture Trustee has notice of the occurrence of such an event, the Indenture Trustee shall transmit by mail to the Issuer and all Holders of Bonds of the related Series notice of such occurrence, unless such default shall have been remedied. Unless otherwise provided in the related Terms Indenture, at the direction of the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the related Series, the Indenture Trustee shall terminate the rights and obligations of the defaulting party under such Servicing and Administration Agreement as and to the extent permitted thereby and shall, subject to the last sentence of Section 3.15(a)(iii), succeed the defaulting party in whatever capacity it served under such Servicing and Administration Agreement.

                  (v) The Issuer and the Indenture Trustee may, with the consent of the Holders of Bonds representing at least 66-2/3% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of the related Series, waive an S&A Event of Default under such Servicing and Administration Agreement; provided, however, that an S&A Event of Default relating to the handling, holding and timely remittance of payments, collections and/or distributions on the related Mortgage Collateral or under any Enhancement may only be waived with the consent of each and every Bondholder of the related Series. Upon any such waiver of an S&A Event of Default, such S&A Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder and under such Servicing and Administration Agreement. No such waiver shall extend to any subsequent or other S&A Event of Default under such Servicing and Administration Agreement or impair any right consequent thereon except to the extent expressly so waived.

                  (vi) During the continuance of any S&A Event of Default under such Servicing and Administration Agreement, so long as such S&A Event of Default under such Servicing and Administration Agreement shall not have been remedied, the Indenture Trustee, in addition to the right to remove the defaulting party in the manner specified under such Servicing and Administration Agreement, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of Bondholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in the related Terms Indenture or such Servicing and Administration Agreement, no remedy provided for by this Indenture or such Servicing and Administration Agreement with respect to an S&A Event of Default under such Servicing and Administration Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any such S&A Event of Default.

                  (vii) One or more Classes of the related Series may be designated, separately or collectively, as the "Controlling Class" under the related Terms Indenture, with such rights, powers and liabilities in respect of the related Mortgage Collateral as may be provided for in the related Terms Indenture and/or such Servicing and Administration Agreement.

         The related Terms Indenture and/or such
         Servicing and Administration Agreement may provide that such rights and powers may be exercised directly by the Holders of Bonds of the Controlling Class or, alternatively, indirectly through the Indenture Trustee, a servicer, a master servicer, a special servicer, an MBS administrator and/or another representative. If the Issuer, the Depositor or any Affiliate of either holds Bonds of the Controlling Class, then (unless otherwise provided in the related Terms Indenture and so long as no Issuer Event of Default has occurred and is continuing) such Bonds shall be deemed to be Outstanding for purposes of exercising all rights and powers of the Controlling Class as such, anything herein to the contrary notwithstanding.

                  (viii) As and to the extent, and subject to the terms and conditions, provided in the related Terms Indenture and/or such Servicing and Administration Agreement, the Issuer shall be entitled to exercise certain rights and powers, and/or to direct the Indenture Trustee, a servicer, a master servicer, a special servicer or an MBS Administrator to take or not take certain actions, in respect of the related Mortgage Collateral or any Enhancement.

         (b) If there is no separate Servicing and Administration Agreement in respect of the Mortgage Collateral for any Series, and the provisions governing servicing and administration of the related Mortgage Collateral are part of the related Terms Indenture, the provisions of Section 3.15(a) shall (unless the related Terms Indenture expressly states otherwise) apply to the related Terms Indenture.

         (c) If any item of Mortgage Collateral for a Series is subject to a separate Servicing and Administration Agreement, then any successor Issuer or Indenture Trustee in respect of such Series under this Indenture shall be the successor to the Issuer or the Indenture Trustee, as the case may be, under such Servicing and Administration Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto or to such Servicing and Administration Agreement, anything herein or in such Servicing and Administration Agreement to the contrary notwithstanding.

         (d) If any item of Mortgage Collateral for a Series is subject to a separate Servicing and Administration Agreement, then (unless the related Terms Indenture provides otherwise):

                  (i) The Issuer and the Indenture Trustee may enter into any amendment of such Servicing and Administration Agreement from time to time, without the consent of any of the Bondholders, (A) to cure any ambiguity, (B) to correct, modify or supplement any provision therein which may be inconsistent with any other provision herein or therein, (C) to add any other provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, (D) if such item of Mortgage Collateral is included in a REMIC Pool, either (1) to relax or eliminate any requirement thereunder imposed by the REMIC Provisions (if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated), or (2) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any related REMIC Pool at least from the effective date of such amendment, insofar as such compliance is necessary to preserve the status of any related REMIC Pool as a REMIC, to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any related REMIC Pool, or (E) for any other purpose; provided that such amendment (other than any amendment for any of the specific purposes described in clause (D)(2) above) shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond of the related Series as evidenced by either an Opinion of Counsel to such effect or, in the case of a Class of Rated Bonds of the related Series, written confirmation from each Rating Agency rating such Class that such amendment shall not result in an Adverse Rating Event with respect thereto, in any event obtained by or delivered to the Indenture Trustee.

                  (ii) The Issuer and the Indenture Trustee also may enter into any amendment of such Servicing and Administration Agreement from time to time, with the consent of the Holders of Bonds of the related Series representing more than 50% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of the related Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Servicing and Administration Agreement; provided, however, that no such amendment shall (x) reduce in any manner the amount of, or delay the timing of, payments, collections and/or distributions received or advanced on Mortgage Collateral which are required to be paid on any Bond without the consent of the Holder of such Bond, or (y) adversely affect in any material respect the interests of the Holders of any Class of the related Series in a manner other than as described in clause (x) above without the consent of each and every Holder of Bonds of such Class. For purposes of giving the consents contemplated by this Section 3.15(d)(ii), Bonds held by the Issuer, the Depositor and any Affiliate thereof will be given the same regard as Bonds held by any other Person.

                  (iii) Notwithstanding the foregoing, if such item of Mortgage Collateral is included in a REMIC Pool, neither the Indenture Trustee nor the Issuer shall consent to any amendment to such Servicing and Administration Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to any party to such Servicing and Administration Agreement in accordance with such amendment will not result in an Adverse REMIC Event with respect to any related REMIC Pool.

                  (iv) Promptly after the execution and delivery of any amendment of such Servicing and Administration Agreement by all parties thereto, the Indenture Trustee shall send a copy thereof to each Holder of a Bond of the related Series.

                  (v) It shall not be necessary for the consent of Bondholders under this Section 3.15(d) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization, execution and delivery thereof by

         Bondholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

                  (vi) The Indenture Trustee may but shall not be obligated to enter into any amendment of such Servicing and Administration Agreement pursuant to this Section 3.15(d) that affects its rights, duties and immunities thereunder or under this Indenture.

                  (vii) The cost of any Opinion of Counsel to be delivered pursuant to Section 3.15(d)(i) shall be borne by the Person seeking the related amendment, except that if the Indenture Trustee requests any amendment of such Servicing and Administration Agreement that it reasonably believes protects or is in furtherance of the rights and interests of Bondholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 3.15(d)(i) shall be payable by the Issuer.

         SECTION 3.16.  Covenants, Representations and Warranties of the Issuer.

         All covenants, representations and warranties of the Issuer in this Indenture are covenants, representations and warranties solely of the Issuer and not covenants, representations and warranties of the Owner Trustee or of the Person acting as Owner Trustee in its individual capacity. The Owner Trustee is entering into this Indenture solely as Owner Trustee and not in its individual capacity, and in no case whatsoever shall the Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the related Trust Estate.

                              ARTICLE IVARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.01.     Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect with respect to any Series except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders of such Series to receive payments of principal thereof, premium, if any, thereon and interest thereon, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder and (v) the rights of Bondholders of such Series as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Series, when:

         (a) either (1) all Bonds of such Series theretofore authenticated and delivered (other than (A) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, and (B) Bonds of such Series for which payment of money has theretofore been deposited in the Bond Account by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Bond Registrar for cancellation; or (2) all such Bonds of such Series not theretofore delivered to the Bond Registrar for cancellation (A) have become due and payable, (B) will become due and payable at their Stated Maturity, if any, within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer; and the Issuer has deposited or caused to be deposited with the Indenture Trustee or another Paying Agent, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds of such Series not theretofore delivered to the Bond Registrar for cancellation, for principal, premium, if any, and interest which would be payable on their Stated Maturity, if any, or Redemption Date (if Bonds shall have been called for redemption pursuant to Section 10.01), as the case may be, including for any and all overdue principal, premium, if any, and interest payable on such Bonds;

         (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer;

         (c) any conditions set forth in the related Terms Indenture for the satisfaction and discharge of this Indenture and the related Terms Indenture with respect to such Series, have been satisfied; and

         (d) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion from an Accountant, in accordance with TIA ss.314(c) and meeting the applicable requirements of Section 12.01(a).

         Notwithstanding the satisfaction and discharge of this Indenture with respect to any Series, the obligations of the Issuer to the Indenture Trustee under Section 6.07 and of the Indenture Trustee to the Issuer and the Bondholders of such Series under Section 3.03, the obligations of the Indenture Trustee to the Bondholders of such Series under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds of such Series, registration of transfers of Bonds of such Series, and rights to receive payments of principal of and interest on the Bonds of such Series shall survive. The applicable Terms Indentures, as they incorporate by reference these Standard Indenture Provisions, shall remain in full force and effect with respect to all Series that remain Outstanding.

         SECTION 4.02.     Application of Trust Money.

         All monies deposited with the Indenture Trustee or another Paying Agent pursuant to Section 4.01 shall be held in trust and applied by the Indenture Trustee or another Paying Agent, in accordance with the provisions of the Bonds of the applicable Series and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of all sums due and to become due on or with respect to the Bonds for whose payment such money has been deposited with the Indenture Trustee or another Paying Agent, but such money need not be segregated from other funds except to the extent expressly required herein or required by law.

         SECTION 4.03.     Repayment of Monies Held by Paying Agent.

         In connection with the satisfaction and discharge of this Indenture with respect to any Series, all monies with respect to such Series then held by any Paying Agent other than the Indenture Trustee under this Indenture shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                               ARTICLE VARTICLE V

                       ISSUER EVENTS OF DEFAULT; REMEDIES

         SECTION 5.01.     Issuer Events of Default.

         Unless otherwise specified in the related Terms Indenture, each of the following shall constitute an "Issuer Event of Default" with respect to any Series (whatever the reason for such Issuer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) any failure to pay all interest on and principal of any Bond of such Series by its Stated Maturity; or

                  (ii) any default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.01 specifically dealt with) with respect to such Series or any representation or warranty of the Issuer made in this Indenture, or in any certificate or other writing delivered pursuant hereto or in connection herewith, with respect to such Series proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default or incorrect representation or warranty was (A) shall materially and adversely affect the interests of Holders of Bonds of such Series and
         (B) shall continue or shall not have been eliminated or otherwise remedied, as the case may be, for a period of sixty (60) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Bonds representing at least 25% of the aggregate Principal Amount of such Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (iii) the entry by a court having jurisdiction over the Issuer of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of or for the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order not stayed or dismissed and in effect for a period of more than ninety (90) consecutive days; or

                  (iv) the commencement by the Owner Trustee on behalf of the Issuer of a voluntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Owner Trustee on behalf of the Issuer of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Owner Trustee on behalf of the Issuer to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of or for the Issuer or of any substantial part of the Issuer's property, or the making by the Owner Trustee on behalf of the Issuer of an assignment for the benefit of creditors, or the admission by the Owner Trustee on behalf of the Issuer in writing of the Issuer's inability to pay its debts generally as they become due, or the taking of corporate action by the Owner Trustee on behalf of the Issuer in furtherance of any such action; or

                  (v) the impairment of the validity or effectiveness of this Indenture or any Grant hereunder, or the subordination or, except as permitted hereunder, the termination or discharge of the lien of this Indenture, or the creation of any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any other lien expressly permitted hereby) with respect to any part of the related Trust Estate or any interest in or proceeds of the related Trust Estate, or the failure of the lien of this Indenture to constitute a valid first priority perfected security interest in the related Trust Estate (subject only to those liens expressly permitted hereby to be prior to the lien hereof), provided that, if such impairment, such subordination, the creation of such lien, or the failure of the lien on the related Trust Estate to constitute such a security interest shall be susceptible of cure, no Issuer Event of Default shall arise until the continuation of any such default unremedied for a period of thirty (30) days after receipt of notice thereof; or

                  (vi) such other events, circumstances and conditions, if any, identified in the related Terms Indenture as "Issuer Events of Default" shall have occurred or exist.

         SECTION 5.02.     Acceleration of Maturity; Rescission and Annulment.

         If an Issuer Event of Default should occur and be continuing with respect to a Series, then and in every such case (unless the related Terms Indenture provides otherwise) the Indenture Trustee may, or at the direction of the Holders of Bonds representing more than 50% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of such Series, shall declare all of the Bonds of such Series to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the aggregate unpaid Principal Amount of such Bonds, together with accrued and unpaid interest with respect thereto through the end of the applicable Interest Accrual Period, shall become due and payable on the next succeeding Payment Date and on each Payment Date thereafter, until all such principal and interest is paid in full, and unless such declaration and its consequences are earlier rescinded and annulled as provided in the following paragraph.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due in respect of the Bonds has been obtained by the Indenture Trustee as hereinafter provided in this
Article V, unless the related Terms Indenture provides otherwise, the Holders of Bonds representing more than 50% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of the Series that has been declared due and payable, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee or another Paying Agent a sum sufficient to pay

                  (A) all payments of principal of, premium, if any, on and interest on all Bonds of the Series that has been declared due and payable and all other amounts which would then be due hereunder if the Issuer Event of Default giving rise to such acceleration had not occurred; and

                  (B) all Administrative Expenses and Additional Expenses remaining unpaid with respect to the Series that has been declared due and payable, together with all sums paid or advanced by the Indenture Trustee or any other Paying Agent hereunder and the reasonable compensation, fees, expenses, disbursement and advances of the Indenture Trustee, any other Paying Agents, and its agents and counsel;

                  (ii) all Issuer Events of Default with respect to the Series that has been declared due and payable, other than the nonpayment of the principal of or interest on Bonds of such Series, have been cured or waived as provided in Section 5.13; and

                  (iii) any other conditions to such declaration and its consequences being rescinded and annulled have been satisfied.

         Upon such rescission and annulment, the related Issuer Event of Default shall be deemed to have been cured; however, no such rescission and annulment shall affect any subsequent Issuer Event of Default with respect to the affected Series or any Issuer Event of Default with respect to any other Series or impair any right or remedy which arises as a consequence thereof.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) Unless otherwise specified in the related Terms Indenture, if an Issuer Event of Default has occurred and is continuing with respect to any Series and the Series has been declared due and payable pursuant to Section 5.02 and such declaration of acceleration has not been rescinded and annulled, the Issuer shall pay to the Paying Agent upon demand, for the benefit of the Bondholders of such Series, but only from the Trust Estate securing the Bonds of such Series, (i) the entire aggregate unpaid Principal Amount of such Series then due and payable, (ii) all accrued and unpaid interest with respect to such Series through the end of the Interest Accrual Period for the next succeeding Payment Date (including, if and to the extent so provided in the related Terms Indenture, interest on overdue interest, but only to the extent that payment of such interest on overdue interest shall be legally enforceable), and (iii) in addition thereto, all Administrative Expenses or Additional Expenses with respect to such Series then remaining unpaid, together with such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, any other Paying Agent, and its agents and counsel.

         Until such demand is made by the Indenture Trustee, the Issuer may pay the principal of, premium (if any) on and interest on the Bonds of the relevant Series to the registered Holders thereof in accordance with Section 2.07.

         (b) Unless otherwise specified in the related Terms Indenture, if the Issuer fails to pay all amounts due upon an acceleration of the Bonds of any Series under Section 5.02 forthwith upon demand, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, may institute any Proceeding for the collection of the sums so due and unpaid, may prosecute such Proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Bonds and collect the monies adjudged or decreed to be payable in the manner provided by law out of the related Trust Estate or, subject to Section 2.07(g), out of the property, wherever situated, of the Issuer or any such other obligor upon such Bonds.

         (c) If an Issuer Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, subject to the terms of the related Terms Indenture, proceed to protect and enforce its rights and the rights of the Bondholders of any Series by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case (i) there shall be pending, relative to the Issuer or any other Person having or claiming an ownership interest in the Trust Estate securing any Series or obligated to make payments on such Series, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, (ii) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such other Person or (iii) there shall be pending a comparable judicial Proceeding brought by creditors of the Issuer or affecting the property of the Issuer, the Indenture Trustee, irrespective of whether the principal of or interest on any Bonds shall then be due and payable as provided therein or by declaration of acceleration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims on behalf of the Bondholders of any affected Series for the whole amount of principal and interest owing and unpaid in respect of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith) and of the Bondholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Bondholders of any affected Series in any election of a trustee in bankruptcy or any other Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders of any affected Series and of the Indenture Trustee on their and its behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Bondholders of any affected Series allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any Series or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, shall be, except as otherwise stated in the related Terms Indenture(s), for the ratable benefit of the Bondholders in respect of which such judgment has been recovered.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Bondholders of each affected Series, and it shall not be necessary to make any Bondholder a party to any such proceedings.

         SECTION 5.04.     Remedies.

         Unless otherwise provided in the related Terms Indenture, if an Issuer Event of Default with respect to any Series has occurred and is continuing, and the Bonds of such Series have been declared due and payable pursuant to Section
5.02 and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may do one or more of the following:

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on or under this Indenture with respect to the Bonds of such Series, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing such Series and, subject to Section 2.07(g), from the Issuer or any other obligor on the Bonds of such Series monies adjudged due;

                  (ii) sell or cause the sale of the Trust Estate securing such Series or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.16; provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 5.04(ii), at least 10 days prior to the date fixed for such private sale;

                  (iii) institute Proceedings from time to time for the complete or partial foreclosure with respect to the Trust Estate securing such Series;

                  (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Bonds of such Series hereunder; and

                  (v) make any claim against any Enhancement delivered with respect to such Series in accordance with its terms and the terms of the related Terms Indenture;

provided, however, that (subject to the provisions of the related Terms Indenture) the Indenture Trustee may not, unless required by law, sell or otherwise liquidate the Trust Estate securing such Series following any Issuer Event of Default, other than an Issuer Event of Default described in Section 5.01(i), unless (A) each and every Bondholder of such Series consents thereto,
(B) the portion of the proceeds of such sale or liquidation that is distributable to the Holders of Bonds of such Series is sufficient to discharge in full all amounts then due and unpaid upon such Bonds for principal and interest or (C) the Indenture Trustee (1) determines that the Trust Estate securing such Series will not, taking into account any Enhancement with respect to such Series, provide sufficient funds for the payment of all principal and interest on the Bonds of such Series by their respective Stated Maturities, if any, and (2) obtains the consent of the Holders of Bonds representing at least 66-2/3% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of such Series. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) of the proviso to the preceding sentence, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the related Trust Estate for such purpose.

         SECTION 5.05.     Optional Preservation of Trust Estate.

         If the Bonds of any Series have been declared to be due and payable under Section 5.02 following an Issuer Event of Default with respect to such Series and such declaration and its consequences have not been rescinded and annulled, then (unless the related Terms Indenture provides otherwise) the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate securing such Series; provided that the Holders of Bonds of such Series shall not have directed the Indenture Trustee in accordance with Section 5.12 to sell the Trust Estate securing such Series. It is the desire of the Issuer, the Indenture Trustee and the Bondholders of each Series that there be at all times, taking into account any Enhancement with respect to such Series, sufficient funds for the payment of all principal of and interest on the Bonds of each Series by their respective Stated Maturities, if any, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate securing any Series declared due and payable. In determining whether to maintain possession of the Trust Estate securing any Series declared due and payable, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of such Trust Estate for such purpose.

         Until the Indenture Trustee has elected or has determined not to elect, in either case subject to the terms of the related Terms Indenture, to retain the Trust Estate securing a Series pursuant to this Section 5.05, and thereafter if the Indenture Trustee has elected, subject to the terms of the related Terms Indenture, to retain the Trust Estate securing a Series pursuant to this Section 5.05, the Indenture Trustee shall continue to apply all payments, collections, distributions and other amounts received on such Trust Estate and/or paid under the Enhancement, if any, for such Series, solely to the payment of principal of, premium, if any, on and interest on the Bonds of such Series, and to the payment of Administrative Expenses and Additional Expenses, as if there had not been such a declaration of acceleration.

         SECTION 5.06.     Application of Money Collected.

         If a Series has been declared due and payable pursuant to Section 5.02 following an Issuer Event of Default and such declaration and its consequences have not been rescinded and annulled, and payments, collections, distributions and other amounts received on the Trust Estate for such Series and/or paid under the Enhancement, if any, for such Series, are not being applied pursuant to Section 5.05, any monies collected by the Indenture Trustee pursuant to this Article V or otherwise held by the Indenture Trustee or any other Paying Agent as part of such Trust Estate with respect to such Series shall, unless otherwise provided in the related Terms Indenture, be applied on each Payment Date to the extent permitted by applicable law for the following purposes and in the following order of priority, subject to available funds and, in the case of payments on the Bonds, subject to the first paragraph of Section 2.07(e):

                  FIRST: To pay all amounts due the Indenture Trustee with respect to such Series pursuant to Section 6.07;

                  SECOND: To pay, in accordance with the related Terms Indenture or any related Servicing and Administration Agreement, as applicable, all amounts due the servicer, master servicer, special servicer, MBS administrator or REMIC administrator, as applicable, thereunder, pro rata based on the respective amounts payable to each such Person;

                  THIRD: To pay all other Administrative Expenses, S&A Expenses and Additional Expenses remaining unpaid with respect to such Series, in such order as the Indenture Trustee deems necessary and appropriate (but, in each case, only if and to the extent that the failure to pay such would result in a lien on the related Trust Estate that is prior to or of equal priority with the lien of this Indenture or would otherwise materially and adversely affect the interests of Bondholders of such Series);

                  FOURTH: To make payments on the Bonds of such Series as provided in the related Terms Indenture;

                  FIFTH: To pay all Administrative Expenses, S&A Expenses and Additional Expenses still remaining unpaid after giving effect to payments under clauses FIRST, SECOND and THIRD above; and

                  SIXTH: To pay any surplus to the Issuer or any other Person legally entitled thereto, including any Person that has provided Enhancement, if any, with respect to such Series, in such order of priority as is specified in the related Terms Indenture.

         SECTION 5.07.     Limitation on Suits.

         Unless otherwise specified in the related Terms Indenture, no Holder of any Bond of any Series shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default with respect to such Series;

                  (ii) the Holders of Bonds representing more than 50% of the aggregate Principal Amount of such Series (or such other group of Bondholders of such Series as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to
         Section 5.12 and as shall hold Bonds which, in the aggregate, shall represent more than 50% of the aggregate Principal Amount of such Series) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of such Series;

it being understood and intended that no one or more of the Holders of Bonds of any Series shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provision of this Indenture or the related Terms Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds of such Series or to obtain or to seek to obtain priority or preference over any other Holders of Bonds of such Series or to enforce any right under this Indenture, except in the manner herein provided and, unless otherwise provided in the related Terms Indenture, for the equal and ratable benefit of all the Holders of Bonds of such Series. Subject to the foregoing restrictions, the Bondholders may exercise their rights under this Section 5.07 independently.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Bondholders of the same series, each representing (unless otherwise specified in the related Terms Indenture) less than a majority, by aggregate Principal Amount, of such Series, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken with respect to Proceedings, notwithstanding any other provisions of this Indenture.

         SECTION 5.08. Unconditional Right of Bondholders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture (except those specifically referenced in this Section 5.08), the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Bond (subject to Section 2.07(g) and the second sentence of Section 3.01) and, if the nonpayment constitutes an Issuer Event of Default, to institute suit for the enforcement of any such payment (subject to Section 5.07 and Section 12.17), and such rights shall not be impaired without the consent of such Bondholder, unless a non-payment has been cured pursuant to Section 5.02. The Issuer shall, however, be subject to only one consolidated lawsuit by the Bondholders of any Series, or by the Indenture Trustee on behalf of such Bondholders, for any one cause of action arising under this Indenture or otherwise.

         SECTION 5.09.     Restoration of Rights and Remedies.

         If the Indenture Trustee or any Bondholder of any Series has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued, waived, rescinded or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Bondholder, then and in every such case, subject to any determination in such Proceeding, the Issuer, the Indenture Trustee and the Bondholders of such Series shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and such Bondholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.10.     Rights and Remedies Cumulative.

         Except as otherwise provided in the related Terms Indenture, if any Issuer Event of Default should occur with respect to any Series, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Bondholders of such Series is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise in respect of an Issuer Event of Default relating to any Series, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11.     Delay or Omission Not Waiver.

         No delay or omission of the Indenture Trustee or any Bondholder to exercise any right or remedy accruing upon any Issuer Event of Default shall impair any such right or remedy or constitute a waiver of any such Issuer Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Indenture Trustee or to the Bondholders in respect of any Issuer Event of Default may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Indenture Trustee or the Bondholders of the affected Series, as the case may be.

         SECTION 5.12.     Control by Bondholders.

         Unless otherwise provided in the related Terms Indenture, the Holders of Bonds of any Series representing more than 50% of the aggregate Principal Amount of such Series shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee; provided, that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) the Indenture Trustee shall have been provided with indemnity reasonably satisfactory to it;

                  (iii) any direction to the Indenture Trustee to declare all of the Bonds of such Series to be immediately due and payable following an Issuer Event of Default, or to rescind any such declaration, shall be by the Holders of Bonds representing more than 50% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of such Series;

                  (iv) any direction to the Indenture Trustee to sell or liquidate the Trust Estate securing such Series or any portion thereof shall be by the Holders of Bonds representing not less than 66-2/3% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of such Series (except that, notwithstanding the foregoing, if the condition to retention of the Trust Estate securing such Series set forth in Section
         5.05 has been satisfied and the Indenture Trustee elects to retain such Trust Estate pursuant to such section, then any direction to the Indenture Trustee by the Holders of less than all the Bonds of such Series to sell or liquidate such Trust Estate or any portion thereof shall be of no force and effect); and

                  (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

Notwithstanding the rights of Bondholders of any Series set forth in this
Section 5.12, subject to Section 6.01 hereof, the Indenture Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Bondholders of such Series not consenting.

         SECTION 5.13.     Waiver of Past Issuer Defaults.

         Prior to the declaration of the acceleration of the maturity of the Bonds of any Series as provided in Section 5.02, unless otherwise specified in the related Terms Indenture, the Holders of Bonds representing more than 50% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of such Series may, on behalf of the Holders of all the Bonds of such Series, waive any past Issuer Default hereunder and its consequences, except an Issuer Default:

                  (i) in the payment of principal of or interest on any Bond, which waiver shall require the waiver by the Holders of all of the Outstanding Bonds of such Series; or

                  (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Bond of such Series, which waiver shall require the waiver by each Holder of an Outstanding Bond of such Series.

Upon any such waiver, such Issuer Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Issuer Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture. In the case of any such waiver, the Issuer, the Indenture Trustee and the Bondholders of such Series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Issuer Default or impair any right consequent thereto.

         SECTION 5.14.     Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of a Bond by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Indenture Trustee, or to any suit instituted by any Bondholder, or group of Bondholders, holding Bonds of any Series that represent, in the aggregate, more than 10% of the aggregate Principal Amount of the Outstanding Bonds of such Series or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of or interest on, or of the Redemption Price or Special Redemption Price for, any Bond on or after the Payment Date, Redemption Date or Special Redemption Date, as the case may be, on which such payment was due (provided that the failure to make such payment constitutes an Issuer Event of Default).

         SECTION 5.15.     Waiver of Stay or Extension Laws.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Indenture Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

         SECTION 5.16.     Sale of Trust Estate.

         (a) The power to effect any public or private sale of any portion of the Trust Estate for any Series pursuant to Section 5.04 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until either the entire Trust Estate for any Series shall have been sold or all amounts payable on the Bonds of such Series and under this Indenture with respect thereto shall have been paid. Subject to the related Terms Indenture, the Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. Subject to the related Terms Indenture, the Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any such sale but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled under Section 6.07 of this Indenture.

         (b) The Indenture Trustee shall execute and deliver an appropriate instrument(s) of conveyance (without recourse against the Indenture Trustee) transferring its interest in any portion of the Trust Estate for any Series in connection with a sale thereof pursuant to Section 5.04. In addition, the Indenture Trustee is hereby irrevocably appointed an agent and attorney-in-fact of the Issuer to transfer and convey the Issuer's interest in any portion of the Trust Estate for any Series in connection with a sale thereof pursuant to Section 5.04, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall have any obligation to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (c)      Any sale of any portion of the Trust Estate for any Series
(i) shall be made in compliance with all applicable laws and, in the case of Pledged Mortgage-Backed Securities, the terms of such Pledged Mortgage-Backed Securities and the respective agreements pursuant to which they were issued and
(ii) shall be subject to such additional restrictions and conditions as may be set forth in the related Terms Indenture. The Indenture Trustee may use an agent to conduct any such sale on its behalf and the expenses of such agent shall be paid out of the proceeds received.

         SECTION 5.17.     Action on Bonds.

                  The Indenture Trustee's right to seek and recover judgment on the Bonds of any Series or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders of any Series shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate securing such Series or, subject to Section 2.07(g), upon any other of the assets of the Issuer.

                              ARTICLE VIARTICLE VI

                              THE INDENTURE TRUSTEE

         SECTION 6.01.     Certain Duties and Responsibilities.

         (a) Except during the continuance of an Issuer Event of Default with respect to a Series:

                  (1) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (2) in the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the

         Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Issuer Event of Default with respect to any Series has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                    (i) this subsection shall not be construed to limit the effect of Subsection (a) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions of the Holders of Bonds of any Series representing more than 50% of the aggregate Principal Amount of such Series (unless an alternative group of Bondholders of such Series is expressly permitted or required to authorize such action hereunder, in which case in accordance with the directions of such alternative group) relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Bonds of such Series.

         (d) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the applicable Trust Estate pursuant to Sections 5.06 and 8.02(b) and the related Terms Indenture.

         (e) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial Proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts created hereby or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

         (f) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate for any Series following an Issuer Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds of such Series, whether such extinguishment occurs through a foreclosure upon and sale of such Trust Estate to another Person, the acquisition of such Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to such Trust Estate (or the proceeds thereof) and the Bondholders of such Series, and the rights of the Bondholders of such Series, shall continue to be governed by the terms of this Indenture.

         (g) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Issuer Default with respect to any Series unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Issuer Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the related Series and this Indenture.

         (h) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01; and, if and for so long as this Indenture is required to be qualified under the Trust Indenture Act, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee, including the provisions of this Section 6.01, shall be subject to the provisions of the Trust Indenture Act.

         SECTION 6.02.     Notice of Issuer Defaults.

         (a) If an Issuer Default occurs and is continuing with respect to any Series and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Bondholder of such Series as described in TIA ss.313(c) and the applicable Rating Agencies notice of such Issuer Default within ninety (90) days after it occurs (or, if it becomes known to a Responsible Officer of the Indenture Trustee after the end of such 90-day period, as soon as practicable after it becomes so known); provided that, except in the case of a default in the payment of the principal of or interest on any of the Bonds, the Indenture Trustee shall be protected in withholding such notice to the Bondholders of the affected Series for a period of no longer than 90 days if and so long as the board of directors, the executive committee or a trust committee composed of directors and/or Responsible Officers of the Indenture Trustee reasonably and in good faith determines that the withholding of such notice is in the best interest of the Bondholders of such Series.

         SECTION 6.03.     Certain Rights of Indenture Trustee.

         Subject to the provisions of Section 6.01, in connection with this
Indenture:

         (a) the Indenture Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

         (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Indenture Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel rendered thereby shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders of any Series pursuant to this Indenture, unless such Bondholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Indenture Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; provided that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding;

         (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys of the Indenture Trustee; provided that (unless otherwise specified in the related Terms Indenture) it shall remain liable for the acts of all such attorneys and agents;

         (h) to the extent a Person other than the Indenture Trustee is appointed by the Issuer to act as a Paying Agent with respect to any Series, such Person shall be the sole agent of the Issuer, and the Indenture Trustee shall not be liable or responsible by reason of any act or omission of any such Person;

         (i) the Indenture Trustee shall not be liable or responsible by reason of any act or omission of any servicer, master servicer, special servicer, MBS administrator or REMIC administrator under any Terms Indenture or any Servicing and Administration Agreement, in each case that is not an Affiliate of the Indenture Trustee, unless the Indenture Trustee itself is acting in such capacity;

         (j) the Indenture Trustee shall not be liable or responsible for releases or releases and substitutions of any item of Collateral in compliance with any provision of this Indenture;

         (k) the Indenture Trustee shall not be required to provide any surety or bond of any kind in connection with the execution or performance of its duties hereunder; and

         (l) the Indenture Trustee shall not at any time have any responsibility or liability other than as may be expressly set forth in this Indenture or any Servicing and Administration Agreement for or with respect to the legality, validity or enforceability of any item of Mortgage Collateral.

         SECTION 6.04.     Not Responsible for Recitals or Issuance of Bonds.

         The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds and any such recitals that constitute express representations, warranties, certifications or acknowledgments of or on the part of the Indenture Trustee, shall be taken as the statements of the Issuer or other appropriate party to any Terms Indenture, and the Indenture Trustee assumes no responsibility for their correctness. Except as expressly set forth in the related Terms Indenture, the Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, the Bonds of any Series or any Trust Estate. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Bonds of any Series or of the proceeds thereof or for the use or application of any funds paid to a servicer, a master servicer, a special servicer or an MBS administrator, as applicable, in respect of the Mortgage Collateral for any Series (unless it is acting in such capacity) or deposited into an Account established hereunder that is not maintained by it.

         SECTION 6.05.     May Hold Bonds.

         The Indenture Trustee, any Paying Agent, the Bond Registrar or any other Agent, in its individual or any other capacity, may become the owner or pledgee of bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or Owner Trustee with the same rights it would have if it were not Indenture Trustee, Paying Agent, Bond Registrar or such other Agent.

         SECTION 6.06.     Money Held in Trust.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of (i) income or other gain on investments of monies held in any Account, which investments are obligations of the Indenture Trustee, and (ii) income or other gain actually received by the Indenture Trustee on investments of monies held in any Account, including investments that are obligations of a third party.

         SECTION 6.07.     Compensation and Reimbursement.

         (a)      Subject to Section 6.07(b), the Issuer hereby agrees:

         (1) to pay or cause to be paid to the Indenture Trustee from time to time reasonable compensation (or, if so provided in the related Terms Indenture, to pay or cause to be paid to the Indenture Trustee compensation at such specific times and/or in such specific amounts as may be set forth therein) for all services rendered by the Indenture Trustee with respect to any Series hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (2) except as otherwise expressly provided in the related Terms Indenture, to reimburse, indemnify and hold harmless the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee for any loss, liability or "out-of-pocket" expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Indenture Trustee hereunder or under any related Servicing and Administration Agreement with respect to any Series or the related Trust Estate (other than any expense expressly required to be borne thereby, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties, or as may arise from a breach of any representation or warranty of the Indenture Trustee set forth herein or in any Servicing and Administration Agreement, and other than allocable overhead of the Indenture Trustee, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses, and similar internal costs and expenses).

                  The Indenture Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Indenture Trustee pursuant to this Section 6.07(a); provided, however, that (subject to Section 6.07(b)) nothing in this Section 6.07 shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture in the event of the Issuer's failure to pay or cause the payment of any sums due the Indenture Trustee pursuant to this Section 6.07.

         (b) Unless otherwise provided in the related Terms Indenture, the obligations of the Issuer set forth in Section 6.07(a) are nonrecourse obligations solely of the Issuer and will be payable only from the Trust Estate securing the Series with respect to which any claim of the Indenture Trustee under this Section 6.07 arose. In connection with the foregoing, unless the related Terms Indenture expressly provides otherwise, the Indenture Trustee may from time to time deduct (or cause to be deducted and remitted to it) payments of all amounts due to it pursuant to Section 6.07(a) in connection with any Series from monies on deposit in the Bond Account for such Series and/or from any other Account established for such purpose under the related Terms Indenture.

         (c) The Indenture Trustee shall have, as security for the performance of the Issuer under this Section 6.07, a lien ranking senior to the lien of the Bonds of the Series with respect to which any claim of the Indenture Trustee under this Section 6.07 arose upon all property and funds held or collected by the Indenture Trustee in its capacity as such as part of the Trust Estate for such Series; provided that the Indenture Trustee shall not institute any Proceeding seeking the enforcement of such lien against such Trust Estate unless Bonds of such Series have been declared due and payable pursuant to
Section 5.02 following an Issuer Event of Default, such declaration of acceleration and its consequences have not been rescinded and annulled, and monies collected by the Indenture Trustee are being applied in accordance with
Section 5.06.

         SECTION 6.08.     Eligibility; Disqualification.

         There shall at all times be hereunder, with respect to each Series, an Indenture Trustee, and such Indenture Trustee shall at all times be an institutional trustee that satisfies the requirements of TIA ss.310(a) and such additional requirements as may be set forth in the related Terms Indenture. If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Indenture Trustee shall comply with and be subject to TIA ss.310(b); provided that there shall be excluded from the operation of TIA ss.310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss.310(b)(1) are met.

         SECTION 6.09.     Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 6.10.

         (b) The Indenture Trustee may resign at any time with respect to one or more Series by giving written notice of such resignation to the Issuer and by mailing notice of such resignation by first class mail, postage prepaid, to Holders of the applicable Series, at their addresses appearing on the Bond Register.

         (c)      If at any time:

                  (1) the Indenture Trustee shall fail to comply with, or shall cease to be eligible under, Section 6.08 with respect to any Series, and the Indenture Trustee shall fail to resign after written request therefor has been delivered to the Indenture Trustee by the Issuer or has been delivered to the Indenture Trustee (with a copy to the Issuer) by any Bondholder who has been a bona fide Holder of such Series for at least six months, or

                  (2) (A) the Indenture Trustee shall become incapable of acting with respect to any Series, (B) there shall have been entered a decree or order for relief by a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the

         Indenture Trustee or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or (C) the Indenture Trustee commences a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Indenture Trustee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the Indenture Trustee fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing, then, in any such case, the Issuer, by an Issuer Order, may and shall remove the Indenture Trustee with respect to the applicable Series.

         (d) If the Indenture Trustee shall fail to comply with, or cease to be eligible under, Section 6.08 with respect to any Series, any Bondholder that has been a bona fide Holder of such Series for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (e) Unless otherwise provided in the related Terms Indenture, the Holders of Bonds representing more than 50% of the aggregate Principal Amount of any Series may at any time remove the Indenture Trustee with respect to such Series by delivering to the Indenture Trustee to be removed and to the Issuer, copies of the record of the Act taken by the Holders, as provided in
Section 12.03 hereof.

         (f) The Indenture Trustee may, with respect to any Series, otherwise be removed under the circumstances provided in the related Terms Indenture.

         (g) If, with respect to any Series, the Indenture Trustee shall resign, be removed or become incapable of acting, or if, with respect to any Series, a vacancy shall occur in the office of Indenture Trustee for any cause, and in any such case no successor Indenture Trustee with respect to such Series shall otherwise have been appointed as provided herein, then the Issuer, by an Issuer Order, shall promptly appoint a successor Indenture Trustee with respect to such Series in accordance with the applicable requirements of Section 6.10. If, within 60 days after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee with respect to such Series shall not have been appointed by the Issuer and shall not have accepted such appointment in accordance with the applicable requirements of Section 6.10, then a successor Indenture Trustee shall be appointed by Act of the Holders of Bonds of such Series representing more than (unless otherwise provided in the related Terms Indenture) 50% of the aggregate Principal Amount of such Series delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Indenture Trustee with respect to such Series. If, within 120 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee with respect to such Series shall have been so appointed and accepted appointment in the manner required by Section 6.10, any Bondholder that has been a bona fide Holder of such Series for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee for such Series.

         (h) The Issuer shall give notice of any resignation or removal of the Indenture Trustee with respect to any Series by mailing notice of such event by first-class mail, postage prepaid, to the Holders of the applicable Series as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         (i) In the event of any removal of or resignation by the Indenture Trustee with respect to any Series, the Indenture Trustee's entitlement under Section 6.07 for compensation and reimbursement of costs and expenses accrued prior to the time of such resignation or removal, and all rights pertaining thereto, shall survive, provided, however, that if the Indenture Trustee is removed for cause, the Indenture Trustee's right to such compensation and reimbursement may be subject to offset for any damages relating to such removal.

         SECTION 6.10.     Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Indenture Trustee with respect to any Series, the successor Indenture Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee with respect to such Series shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to such Series; provided that on the request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its then unpaid fees and charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee in respect of the applicable Series, shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder in respect of the applicable Series, and shall take such action as may be requested by the Issuer to provide for the appropriate interest in the Trust Estate securing the applicable Series to be vested in such successor Trustee (except that it shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing). Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts in respect of the applicable Series referred to in this
Section 6.10.

         Upon acceptance of appointment by a successor Indenture Trustee with respect to any Series as provided in this Section 6.10, the Issuer shall mail notice thereof by first-class mail, postage prepaid, to the Holders of such Series at the Holders' addresses appearing upon the Bond Register. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by such successor Indenture Trustee, such successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer.

         Any successor Indenture Trustee with respect to any Series must, at the time of such successor's acceptance of its appointment, meet the eligibility requirements set forth in Section 6.08 with respect to such Series.

         SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business.

         Any institution into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any institution resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any institution succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided that such institution shall be otherwise qualified and eligible under Section 6.08 with respect to each affected Series, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 6.12.     Preferential Collection of Claims against the Issuer.

         If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Indenture Trustee shall be subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b), and an Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

         SECTION 6.13.     Separate Trustees and Co-Trustees.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting legal requirements of the Trust Indenture Act, if applicable, or of any jurisdiction in which any part of a Trust Estate may at the time be located, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any portion of a Trust Estate subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment without making such request. A separate trustee or co-trustee appointed pursuant to this Section 6.13 need not meet the eligibility requirements of Section 6.08.

         (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

                  (i) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

                  (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

                  (iii) the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

         (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for the appropriate interest in the applicable Trust Estate to be vested in such separate trustee or co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee, its agent or attorney in fact with respect to any Series with full power and authority, to the extent permitted by law, to do all acts and things in respect of such Series and exercise all discretion in respect of such Series authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture. Except as otherwise provided in the related Terms Indenture, the appointment of a separate or co-trustee shall in no way release the Indenture Trustee from any of its duties or responsibilities hereunder.

         (d) No co-trustee or separate trustee hereunder shall be liable by reason of any act or omission of the Indenture Trustee or of any other such trustee hereunder.

         (e) Any notice, request or other writing, by or on behalf of any Bondholder of any Series, delivered to the Indenture Trustee in respect of such Series shall be deemed to have been delivered to all separate trustees and co-trustees for such Series.

         SECTION 6.14.     Appointment of Custodians.

         The Indenture Trustee may, with the consent of the Issuer, appoint at the Trustee's own expense one or more Custodians to hold, as agent for the Indenture Trustee, all or a portion of any documents and/or instruments relating to the Mortgage Collateral otherwise required to be held by the Indenture Trustee hereunder; provided that if the Custodian is an Affiliate of the

Indenture Trustee such consent of the Issuer need not be obtained and the Indenture Trustee shall merely inform the Issuer of such appointment. Each Custodian, unless otherwise specified in the related Terms Indenture, shall be a depository institution supervised and regulated by a Federal or State banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any documents relating to any item of Mortgage Collateral, shall not be the Issuer, the Depositor, a Seller or any Affiliate of any of the foregoing Persons, and shall have in place a fidelity bond and errors and omissions policy, each in such form and amount as customarily required of custodians acting on behalf of FHLMC or FNMA and as is commercially reasonable and consistent with transactions of the kind contemplated by this Indenture. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Indenture Trustee hereunder in connection with the retention of documents relating to any item of Mortgage Collateral directly by the Indenture Trustee. Unless otherwise provided in the related Terms Indenture, the appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder, and the Indenture Trustee shall remain responsible for all acts and omissions of any Custodians.

                             ARTICLE VIIARTICLE VII

                          BONDHOLDER LISTS AND REPORTS

         SECTION 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Bondholders.

         The Bond Registrar on behalf of the Issuer will, with respect to each Series, furnish or cause to be furnished to the Indenture Trustee not more than five days after each January 1 and June 1 (commencing with the first such date that is not more than six months after the related Closing Date), and at such other times as the Indenture Trustee may request in writing, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Bondholders of such Series as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar for any particular Series, no such list shall be required to be furnished as to such Series.

         SECTION 7.02.     Preservation of Information; Communications to
Bondholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.01. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Bondholders may communicate pursuant to TIA ss. 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds, and the Indenture Trustee shall comply with the TIA ss.312(b).

         (c) The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIAss.312(c).

         SECTION 7.03.     Reports by Indenture Trustee

         (a) Within 30 days after May 15 of each year (the "reporting date"), commencing with the first year after the Closing Date for any Series, the Indenture Trustee shall mail to all Holders of such Series as described in TIA ss. 313(c) and the applicable Rating Agencies, a brief report, dated as of such reporting date with respect to such Series, that complies with TIA ss. 313(a). The Indenture Trustee shall also mail to all such Bondholders and the applicable Rating Agencies any reports required by TIA ss. 313(b). For purposes of the information required to be included in such reports pursuant to TIA ss.ss. 313(a)(3) or 313(b)(2), the principal amount of "indenture securities" outstanding on the date as of which such information is provided shall be the aggregate Principal Amount of Outstanding Bonds of the Series covered by the report.

         (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of the Series covered by such report, be filed by the Indenture Trustee with the Commission and with each securities exchange upon which Bonds of such Series are listed. The Issuer will notify the Indenture Trustee when the Bonds of any Series are listed on any securities exchange.

         SECTION 7.04.     Reports by Issuer.

         (a)      The Issuer shall:

         (1) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said sections, then it shall file with the Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (3) transmit or deliver to the Indenture Trustee, who shall, in turn, transmit by mail to all Bondholders described in TIA ss. 313(c) and the applicable Rating Agencies, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (1) and (2) of this Section 7.04(a) as may be required by rules and regulations prescribed from time to time by the Commission; and

         (4) furnish to the Indenture Trustee not less often than annually, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the

Issuer as to such officer's knowledge of the Issuer's compliance with all conditions and covenants of this Indenture which compliance shall be determined without regard to any period of grace or requirement of notice provided hereunder.

         (b) Unless and until changed by notice in writing from the Issuer to the Indenture Trustee, the fiscal year of the Issuer shall end on December 31 of each year.

                            ARTICLE VIIIARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.01.     Collection of Money.

         Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture, including all payments due and payable to the Indenture Trustee on or in respect of the Mortgage Collateral securing a Series in accordance with the respective terms and conditions of the document or documents pursuant to which it is being serviced and administered, in the case of a Pledged Mortgage Loan or REO Property, or the respective terms and conditions of such Mortgage Collateral and the document or documents pursuant to which it was issued, in the case of a Pledged Mortgage-Backed Security. Except as otherwise expressly provided herein, the Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate with respect to the Series for which it was received and shall apply it as provided in this Indenture.

         All claims on and draws under any Enhancement in respect of any Series shall be made by the Indenture Trustee or other specified Person in accordance with the applicable Terms Indenture and/or any applicable Servicing and Administration Agreement.

         In the event that in any month any Paying Agent shall not have received when due a payment required to be made thereto with respect to any item or items of Mortgage Collateral in accordance with the respective terms and conditions of the document or documents pursuant to which such Mortgage Collateral is being serviced and administered, in the case of a Pledged Mortgage Loan or REO Property, or was issued, in the case of a Pledged Mortgage-Backed Security, such Paying Agent shall promptly notify the Indenture Trustee (except in the case where the Indenture Trustee is the Paying Agent), and in any event (subject to the terms and conditions of the applicable Terms Indenture or any applicable Servicing and Administration Agreement) the Indenture Trustee shall, unless within three Business Days following the date on which such payment was scheduled to be made, such payment shall subsequently have been received by the Indenture Trustee or other Paying Agent or unless the Issuer makes provisions for such payment satisfactory to the Indenture Trustee, as soon as practicable thereafter request the designated paying agent for such item or items of Mortgage Collateral to make such payment on the earliest day permitted following such request. The Indenture Trustee may withdraw such request upon subsequent receipt of such payment. Notwithstanding any other provision hereof, the Paying Agent shall deliver to the Issuer or its designee any payment with respect to any item of Mortgage Collateral received after the scheduled date of receipt to the extent the Issuer or its designee previously made provisions for such payment satisfactory to the Paying Agent in accordance with this Section 8.01, and such payment shall not be deemed part of the Trust Estate for any Series.

         Except as otherwise expressly provided in the related Terms Indenture, if following any request by the Indenture Trustee for payment of a late payment in accordance with the preceding paragraph, any default occurs in the making of such payment, or if a default occurs in any other performance required under any Servicing and Administration Agreement, any Pledged Mortgage-Backed Security or the document pursuant to which it was issued, any Credit Support Agreement or any Cash Flow Agreement, the Indenture Trustee may, and upon the request of the Issuer or the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the related Series shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any rights or remedies with respect to an Issuer Event of Default under this Indenture as provided in Article V hereof.

         SECTION 8.02.     Bond Account.

         (a) On or prior to the Closing Date for a Series, the Indenture Trustee or other Paying Agent shall open and shall thereafter cause to be maintained, or the Issuer shall cause a Paying Agent to open and thereafter to cause to be maintained, one or more accounts (collectively, as to any Series, the "Bond Account") out of which payments on the Bonds of such Series shall be made. Each such account constituting the Bond Account for any Series shall be maintained in such manner and/or with such depository institutions as shall be specified in the related Terms Indenture. The Bond Account for any Series shall relate solely to the Bonds of such Series, and funds in the Bond Account for any Series shall not be commingled with any monies in any other Account. All payments to be made from time to time to the Holders of any Series out of funds in the Bond Account for such Series pursuant to this Indenture shall be made by the Indenture Trustee or other Paying Agent. The Indenture Trustee or such other Paying Agent shall make deposits to and disbursements from the Bond Account for a Series, and shall invest any and all amounts held therein from time to time, as provided in the related Terms Indenture and any applicable Servicing and Administration Agreement. All monies deposited from time to time in the Bond Account for a Series pursuant to this Indenture and all investments made with such monies, including all income or other gain from such investments, shall be held by the Indenture Trustee or other Paying Agent in such Bond Account as part of the Trust Estate for the related Series as herein provided, subject to withdrawal by the Indenture Trustee or such other Paying Agent for the purposes set forth in the related Terms Indenture. The Indenture Trustee or other Paying Agent shall promptly notify the Issuer, the Indenture Trustee (if it is not the Paying Agent), each Rating Agency for the related Series and any other Person required to make deposits to a Bond Account of the location of such Bond Account when first established and prior to any change in such location.

         (b) Unless the Bonds of a Series have been declared due and payable pursuant to

Section 5.02 and distributions from the Trust Estate for such Series are being applied pursuant to Section 5.06, amounts on deposit in the related Bond Account shall be applied, including in respect of payments on the Bonds of such Series, as provided in the related Terms Indenture.

         SECTION 8.03.     Other Accounts.

         As and when required by the related Terms Indenture or any applicable Servicing and Administration Agreement, the Issuer, the Indenture Trustee and the Paying Agent, as applicable, shall establish and maintain such other Accounts (in addition to the Bond Account) in respect of a Series as are specified by, and in such manner and amounts and with such depository institutions as are specified in, the related Terms Indenture and/or any applicable Servicing and Administration Agreement. Deposits to and disbursements from such other Accounts, and investments of amounts held therein from time to time, shall be made as provided in the related Terms Indenture or any related Servicing and Administration Agreement.

         SECTION 8.04.     Release of Trust Estate.

         (a) Subject to the payment of the Indenture Trustee's fees and expenses in respect of any Series pursuant to Section 6.07 and to the payment of any other Administrative Expenses, S&A Expenses or Additional Expenses in respect of such Series, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property, securities or funds constituting part of the Trust Estate securing such Series from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Bonds of a Series Outstanding, all sums due the Indenture Trustee in respect of such Series pursuant to Section 6.07 have been paid and all other applicable conditions, if any, set forth in the related Terms Indenture have been satisfied, release any remaining portion of the Trust Estate that secured such Series from the lien of this Indenture and release any funds then on deposit in any Account for such Series.

         (c) Without restricting any other provision hereof regarding the release of property, securities or funds, the Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04 only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion from an Accountant, in accordance with TIA ss. 314(c) and meeting the applicable requirements of Section 12.01(a).

         (d) Upon any release of property, securities or funds in accordance with this Section 8.04, the Indenture Trustee shall automatically be released of any obligations and responsibilities with respect to the property, securities and funds so released (including being released from the claims of any Person against such property, securities or funds released).

         SECTION 8.05.     Opinion of Counsel.

         The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Bonds of the affected Series or the rights of the Holders of such Bond in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate securing such Series.
Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                              ARTICLE IXARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01.     Supplemental Indentures Without Consent of
Bondholders.

         Without the consent of any Bondholders, the Issuer and the Indenture Trustee, at any time and from time to time, may amend this Indenture or enter into one or more Terms Indentures or indentures supplemental hereto, for any of the following purposes:

         (1) to correct and amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

         (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Series, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed; or

         (3) to set forth the terms of, and security for, any Series that has not theretofore been authorized by a Terms Indenture; or

         (4) to amend Section 2.10, but only with respect to a Series that has not theretofore been authorized by a Terms Indenture; or

         (5) to evidence the succession, in compliance with the applicable provisions herein, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Bonds; or

         (6) to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

         (7) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

         (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the affected Series as evidenced by an Opinion of Counsel to such effect; or

         (9) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13; or

         (10) to modify this Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act; or

         (11) if one or more REMIC elections have been made with respect to any Series, either (x) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions (if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated), provided that such action shall not materially and adversely affect the interests of any of the Holders of the affected Series, or (y) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any related REMIC Pool at least from the effective date of such amendment, insofar as such compliance is necessary to preserve the status of any related REMIC Pool as a REMIC, to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any related REMIC Pool.

         The Indenture Trustee is hereby authorized to join in the execution of any such amendment, Terms Indenture or supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained or required. In connection with any such amendment or supplemental indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel generally to the effect that such amendment will not adversely affect the federal income tax status of the Issuer or of the Trust Estate for any Series affected thereby. The Indenture Trustee may, in its discretion, elect not to join in the execution of any amendment or supplemental indenture if it determines that any such amendment or supplemental indenture materially and adversely affects the rights, duties, liabilities and immunities of the Indenture Trustee.

         SECTION 9.02.     Supplemental Indentures With Consent of Bondholders.

         With the consent of the Holders of Bonds representing more than 50% of the aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend this Indenture or enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under this Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

         (1) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption Date);

         (2) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

         (4) reduce the percentage of the Voting Rights allocated to, or the percentage of the aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or Section 5.12;

         (5) modify any provision of this Section 9.02, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

         (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained herein; or

         (7) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture, except as otherwise expressly permitted hereby.

         The Indenture Trustee may in its discretion determine whether or not any Bonds would be affected by any amendment or supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for the consent of Bondholders under this
Section 9.02 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         For purposes of giving the consents contemplated by this Section 9.02, Bonds held by the Issuer, the Depositor and any Affiliate thereof will be given the same regard as Bonds held by any other Person.

         SECTION 9.03.     Additional Conditions to Supplemental Indentures.

         Any Terms Indenture may set forth additional conditions and restrictions regarding amendments of and supplements to this Indenture with respect to the related Series.

         SECTION 9.04.     Delivery of Supplements and Amendments.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment pursuant to the provisions hereof, the Indenture Trustee, at the expense of the Issuer payable out of the related Trust Estate pursuant to Section 6.07, shall mail, first class postage prepaid, to each Holder of Bonds to which such supplemental indenture or amendment relates and to the applicable Rating Agencies a notice setting forth in general terms the substance of such supplemental indenture or amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or amendment.

         SECTION 9.05.     Execution of Supplemental Indentures.

         In executing, or permitting the additional trusts created by, any amendment or supplemental indenture permitted by this Article IX or in accepting the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, at the Issuer's expense payable out of the related Trust Estate pursuant to Section 6.07, and subject to Sections 6.01 and 6.03, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.06.     Effect of Supplemental Indentures.

         Upon the execution of any amendment, supplemental indenture or Terms Indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to each Series affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Bonds of each Series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment, supplemental indenture or Terms Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.07.     Conformity with Trust Indenture Act.

         Every amendment, supplemental indenture and Terms Indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be required to be qualified under the Trust Indenture Act.

         SECTION 9.08.     Reference in Bonds to Supplemental Indentures.

         Bonds authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture that affects such Bonds. If the Issuer or the Indenture Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds affected by such amendment or supplemental indenture.

                               ARTICLE XARTICLE X

                     OPTIONAL REDEMPTION OF BONDS BY ISSUER

                         AND SPECIAL REDEMPTION OF BONDS

         SECTION 10.01.    Optional Redemption by Issuer.

         (a) To the extent and subject to the conditions specified in the related Terms Indenture, the Issuer may, at its option, redeem Bonds of any Series and Class, in whole or in part, at the applicable Redemption Price therefor, on a random lot or pro rata basis, on any date that would otherwise constitute a Payment Date, all as permitted by the related Terms Indenture. If the Issuer shall elect to redeem Bonds pursuant to this Section 10.01, subject to the applicable provisions and restrictions set forth in the related Terms Indenture, it shall furnish notice of such election to the Indenture Trustee not later than 30 days prior to the Redemption Date whereupon all such Bonds shall be due and payable and the Issuer shall furnish a notice complying with Section
10.02 to each Holder of the Class or Classes being called for redemption pursuant to this Section 10.01. The Issuer's option to redeem Bonds shall be evidenced by an Issuer Order directing the Indenture Trustee to redeem Bonds in the aggregate Principal Amount or Notional Amount (as the case may be), on the Redemption Date and at the Redemption Price specified in such Issuer Order.

         (b) Unless otherwise stated in the related Terms Indenture, the Redemption Price for any Bond of a Series to be redeemed pursuant to this
Section 10.01 will be equal to 100% of the outstanding Principal Amount of such Bond, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate through the end of the Interest Accrual Period relating to the Payment Date that will also constitute the Redemption Date.

         (c) In the case of a redemption pursuant to this Section 10.01, unless otherwise specified in the related Terms Indenture, on or before the Business Day next preceding the date on which notice of redemption is to be given as provided in Section 10.02, the Issuer shall deposit with the Paying Agent cash or Permitted Investments, in an amount sufficient (together with any amounts then available for such purpose in the related Bond Account and/or any other Pledged Fund or Account for such Series) to provide for payment on the Redemption Date of the Redemption Price for the Bonds of such Series to be redeemed.

         SECTION 10.02.    Form of Optional Redemption or Special Redemption
Notice.

         Notice of redemption under Section 10.01 or of any special redemption under Section 10.04 shall be given by the Issuer (or by the Indenture Trustee at the Issuer's expense, if the Issuer, not less than 20 days prior to the applicable Redemption Date or Special Redemption Date, as the case may be, requests the Indenture Trustee to give such notice of redemption and furnishes to the Indenture Trustee the proposed form thereof, complying with this Section 10.02) by first-class mail, postage prepaid, mailed not less than 10 days (unless otherwise specified in the applicable Terms Indenture) prior to the applicable Redemption Date, or five days (unless otherwise specified in the applicable Terms Indenture) prior to the applicable Special Redemption Date, as the case may be, to each Person in whose name a Bond to be redeemed is registered (unless otherwise specified in the applicable Terms Indenture) as of the close of business on the Regular Record Date preceding the applicable Redemption Date that is also a Payment Date, or on the Special Redemption Record Date preceding the applicable Special Redemption Date, at such Holder's address appearing in the Bond Register; provided, however, that (unless otherwise specified in the applicable Terms Indenture) no such notice of optional redemption shall be mailed by the Indenture Trustee unless the applicable Bond Account contains funds sufficient to pay the Redemption Price for the Bonds to be redeemed.

         All notices of redemption shall state:

                  (1) the Redemption Date or Special Redemption Date, as applicable;

                  (2) the Redemption Price or Special Redemption Price, as applicable;

                  (3) if Bonds of a Class are not to be paid in full on a Special Redemption Date, that the Special Redemption Price will become due and payable on such Special Redemption Date with respect to the principal amount of each Individual Bond as shall be specified in such notice, that the amount payable in respect of the principal amount of each such Bond shall be limited to the principal portion of the Special Redemption Price therefor, that no interest shall accrue on such principal amount to be so redeemed for any period after the Designated Interest Accrual Date for such Special Redemption Date and that payment of the Special Redemption Price will be paid by check mailed to the Persons whose names appear as the registered Holders thereof on the Bond Register as of the Special redemption Record Date applicable to such Special Redemption Date and identified in such notice of redemption; and

                  (4) if Bonds of a Class are to be paid in full on a Redemption Date or a Special Redemption Date, the fact of such expectation of payment in full, the place(s) where such Bonds may be surrendered for payment of the Redemption Price or the Special Redemption Price, as the case may be (which shall include the office or agency to be maintained as provided in Section 3.02), and that no interest shall accrue on such Bonds for any period after either the end of the Interest Accrual Period relating to such Redemption Date or the Designated Interest Accrual Date for such Special Redemption Date, as the case may be.

         Notice of redemption or special redemption as specified herein shall be given by the Issuer, or by the Indenture Trustee in the name of and at the expense of the Issuer if the Issuer requests the Indenture Trustee to do so as provided above in this Section 10.02. Failure to give notice of redemption or special redemption, or any defect therein, to any Holder of any Bond selected for redemption or special redemption shall not impair or affect the validity of the redemption or special redemption of any other Bond so selected.

         SECTION 10.03. Bonds Payable on Redemption Date or Special Redemption Date.

         Notice of redemption or special redemption having been given as provided in Section 10.02, the Bonds or portions thereof to be redeemed shall, on the applicable Redemption Date or Special Redemption Date, as the case may be, become due and payable at the Redemption Price or Special Redemption Price, as the case may be, and unless (a) the Issuer shall default in the payment of the Redemption Price or Special Redemption Price, as the case may be, or (b) as otherwise specified in the related Terms Indenture, no interest shall accrue on the Principal Amount of such Bonds or portions thereof to be redeemed for any period after the end of the Interest Accrual Period relating to such Redemption Date or after the Designated Interest Accrual Date for such Special Redemption Date, as the case may be.

         SECTION 10.04.    Special Redemptions.

         (a) If the related Terms Indenture provides for Payment Dates in respect of any Series to occur less frequently than every month, and if the Indenture Trustee or other specified Person determines (based on the assumptions, if any, and as a result of the particular circumstances, if any, specified in the related Terms Indenture and after giving effect to the amounts, if any, available to be withdrawn under any form of Enhancement for such Series) that the amount anticipated to be on deposit in the related Bond Account and available to make payments on the Bonds of such Series on the next succeeding Payment Date or other date specified in the related Terms Indenture, shall be insufficient to pay interest and/or principal expected or assumed, as the case may be, to be due and payable on the Bonds of such Series on such date, then, to the extent and subject to the conditions specified in the related Terms Indenture, the Bonds of any Class of such Series may be subject to special redemption, in whole or in part, at the applicable Special Redemption Price therefor, on a pro rata basis, on any Special Redemption Date in any calendar month during which a Payment Date does not also occur.

         (b) There shall be no limit upon the number of times the Issuer may call Bonds for special redemption and more than one Special Redemption Date may be fixed by the Issuer between two succeeding Payment Dates so long as (i) the requisite determinations contemplated by Section 10.04(a) and specified in the related Terms Indenture are made, (ii) the other requirements of this
Article X are complied with and (iii) no more than one Special Redemption Date shall be scheduled in any calendar month.

         (c) Unless otherwise stated in the related Terms Indenture, the Special Redemption Price for any Bond of a Series to be redeemed in connection with a special redemption pursuant to this Section 10.04 will be equal to 100% of the outstanding Principal Amount of such Bond or portion thereof to be so redeemed, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate from the first day following the Interest Accrual Period relating to the Payment Date immediately preceding the Special Redemption Date (or from the Accrual Date in the case of a special redemption prior to the first Payment Date for such Series) through the Designated Interest Accrual Date for the Special Redemption Date.

                              ARTICLE XIARTICLE XI

                              BONDHOLDERS' MEETING

         SECTION 11.01.    Purposes for Which Meetings May Be Called.

         Unless otherwise specified in the related Terms Indenture, a meeting of Bondholders of any Series or Class may be called at any time and from time to time pursuant to the provisions of this Article XI for any of the following purposes:

                  (a) to give any notice to the Issuer or to the Indenture Trustee, to give any direction to the Indenture Trustee, to consent to the waiver of any default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of Article V;

                  (b) to remove the Indenture Trustee with respect to any Series and appoint a successor trustee pursuant to the provisions of
         Article VI;

                  (c) to consent to the execution of an amendment or amendments hereof or to an indenture or indentures supplemental hereto pursuant to the provisions of Article IX; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any Class and/or Series under any other provision of this Indenture or under applicable law.

         SECTION 11.02.    Manner of Calling Meetings.

         The Indenture Trustee may at any time call a meeting of Bondholders of any Class and/or Series to take any action specified in Section 11.01, to be held at such time and at such place in the continental United States as the Indenture Trustee shall determine. Notice of every meeting of the Bondholders of any Class and/or Series, setting forth the time and the place of such meeting, shall be mailed not less than 20 or more than 60 days prior to the date fixed for the meeting to each such Bondholder as provided in Section 12.05. Any failure of the Indenture Trustee to mail notice to every Bondholder of the applicable Class and/or Series or any defect in mailing the notice shall not impair or affect the validity of the meeting. The Indenture Trustee may fix, in advance, a date as the record date for determining the Bondholders of the applicable Class and/or Series entitled to notice of or to vote at any such meeting not less than 20 nor more than 75 days prior to the date fixed for such meeting.

         SECTION 11.03.    Call of Meeting by Issuer or Bondholders.

         If, at any time the issuer, pursuant to an Issuer Order, shall have requested the Indenture Trustee to call a meeting of the Bondholders of any Class and/or Series, or the Holders of Bonds representing (unless otherwise specified in the related Terms Indenture) at least 10% of the aggregate Principal Amount of any Class and/or Series shall have requested the Indenture Trustee to call a meeting of Bondholders of such Class and/or Series, to take any action authorized in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at such meeting, and the Indenture Trustee shall not have mailed notice of such meeting within 15 days after receipt of such request, then the Issuer or the Holders of Bonds of the applicable Class and/or Series representing (unless otherwise specified in the related Indenture) at least 10% of the aggregate Principal Amount of such Class and/or Series may determine the time and the place for such meeting, the record date for determining the Bondholders entitled to notice of or to vote at such meeting, and may call such meeting only to take any action authorized in Section 11.01, by mailing notice thereof as provided in Section 11.02.

         SECTION 11.04.    Who May Attend and Vote at Meetings.

         To attend and to be entitled to vote at any meeting of Bondholders a Person shall (i) be a Holder on the applicable record date of one or more Bonds of the Class and/or Series with respect to which such meeting was called or (ii) be a Person appointed by an instrument in writing as proxy by a Holder described in the immediately preceding clause (i). The only Persons who shall be entitled to be present or to speak at any meeting of Bondholders of any Class and/or Series shall be the Persons entitled to vote at such meeting and their counsel, and any representatives of the Issuer and the Indenture Trustee and their counsel.

         SECTION 11.05.    Regulations May Be Made by Indenture Trustee.

         Notwithstanding any other provisions of this Indenture, the Indenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, in regard to proof of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 12.03 and the appointment of any proxy shall be proved in the manner specified in such Section 12.03; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in such Section 12.03 specified.

         The Indenture Trustee shall, by written instrument, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Bondholders as provided in Section 11.03, in which case the Issuer or the Bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and permanent secretary of the meeting shall be elected by majority vote (calculated in accordance with the following paragraph) of the Persons present at the meeting and entitled to vote.

         At any meeting of Holders, unless otherwise provided in the related Terms Indenture, each Person entitled to vote at such meeting shall be entitled to one vote for each Individual Bond of the applicable Class and/or Series held and/or represented by such Person; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or instruments in writing as aforesaid duly designating such chairperson as the proxy to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

         At any meeting of Holders, unless otherwise provided in the related Terms Indenture, the presence of Persons holding or representing Bonds of the applicable Class and/or Series in an aggregate Principal Amount sufficient to take action upon the business for the transaction of which such meeting was called, shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing Bonds of the applicable Class and/or Series with an aggregate Principal Amount of more than 50% of the aggregate Principal Amount of all the Bonds of such Class and/or Series represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

         SECTION 11.06.    Manner of Voting at Meetings and Records To Be Kept.

         The vote upon any matter submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Bonds of the applicable Class and/or Series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 11.02. The record shall show the serial numbers of the Bonds voting in favor of and against any resolutions. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Indenture Trustee to be preserved by the Indenture Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 11.07. Exercise of Rights of Indenture Trustee and Bondholders Not To Be Hindered or Delayed.

         Nothing contained in this Article XI shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Indenture Trustee or to the Bondholders under any of the provisions of this Indenture or of the Bonds. Unless otherwise provided in the related Terms Indenture, any action specified in Section 11.01 may be effected by Act of the appropriate Bondholders or in any other manner permitted hereby, without any meeting being called pursuant to this Article XI.

                             ARTICLE XIIARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.01.    Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, and in any event under the circumstances provided in Sections 2.10(b), 4.01 and 8.04(a), the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) a certificate or opinion from an Accountant stating that in the opinion of such Accountant all such conditions precedent, if any, subject to verification by Accountants have been complied with, and in each such case meeting the applicable requirements of this Section 12.01(a), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Accountant rendering the certificate or opinion referred to in clause (iii) of the preceding sentence shall, as and when required by TIA ss. 314(c)(3), be an Independent Accountant selected or approved by the Indenture Trustee in the exercise of reasonable care.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) If this Indenture is or is to be secured by the mortgage or pledge of property or securities, then (in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Indenture):

         (1) Whenever any property or securities are to be released from the lien of this Indenture with respect to any Series, the Issuer shall furnish to the Indenture Trustee a certificate or opinion of an engineer, appraiser or other expert in such matters (which engineer, appraiser or other expert shall be Independent as and when required by TIA ss. 314(d)) certifying or stating the opinion of such Person as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not, in contravention of the provisions hereof, impair the security under this Indenture with respect to such Series.

         (2) Prior to the deposit of any property or securities (other than Bonds of the affected Series and securities secured by a lien prior to the lien of this Indenture upon property subject to the lien of this Indenture with respect to the affected Series) with the Indenture Trustee which deposit is to be made the basis for (A) the authentication and delivery of any Series, (B) the withdrawal of cash or any Enhancement constituting a part of the Trust Estate for any Series or (C) the release of any property or securities subject to the lien of this Indenture with respect to any Series, the Issuer shall furnish to the Indenture Trustee a certificate or opinion of an engineer, appraiser or other expert in such matters (which engineer, appraiser or other expert shall be Independent as and when required by TIA ss. 314(d)) certifying or stating the opinion of such Person as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited and the fair value to the Issuer of such other property or securities as shall be required by TIA ss. 314(d) to be covered by such certificate or opinion.

         SECTION 12.02.    Form of Documents Delivered to Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Owner Trustee on behalf of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers or other individual representative of the Owner Trustee, the Indenture Trustee, the Depositor or other appropriate Person, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, the Indenture Trustee, the Depositor or such other appropriate Person, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 12.03.    Acts of Bondholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c)      The ownership of Bonds shall be proved by the Bond Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

         SECTION 12.04.    Notice, etc., to Indenture Trustee and Issuer.

         Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other communication provided or permitted by this Indenture to be given to the Indenture Trustee or the Issuer shall be in writing and deemed given when delivered to:

                  (a) the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Issuer addressed to it in care of the Owner Trustee at the address set forth in the Terms Indenture and/or at such other address as may be set forth in the related Terms Indenture or otherwise furnished in writing to the Indenture Trustee and each Holder of any affected Series. The Issuer shall promptly transmit any notice received by it from any Bondholder to the Indenture Trustee.

         SECTION 12.05. Notices to Bondholders; Notification Requirements and Waiver.

         Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Bondholder affected by such event, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies that have assigned a rating to any Class of a Series, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Issuer Default with respect to such Series.

         SECTION 12.06.    Alternate Payment and Notice Provisions.

         Notwithstanding any provision of this Indenture or of any of the Bonds to the contrary, the Issuer, with prior written consent of the Indenture Trustee and any Paying Agent other than the Indenture Trustee, may enter into any agreement with any Holder providing for a method of payment, or notice by the Indenture Trustee or Paying Agent to such Holder, which is different from the methods provided for in this Indenture. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.
         SECTION 12.07.    Conflict with Trust Indenture Act.

         (a) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control if and for so long as this Indenture is required to be qualified under the Trust Indenture Act.

         (b) If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA ss. 318(c), the imposed duties shall control if and for so long as this Indenture is required to be qualified under the Trust Indenture Act.

         SECTION 12.08.    Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 12.09.    Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

         SECTION 12.10.    Separability Clause.

         In case any provision of this Indenture or of the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 12.11.    Benefits of Indenture.

         Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Bondholders and any other party secured hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 12.12.    Legal Holidays.

         If any date on which principal of, premium, if any, on or interest on any Bond is proposed to be paid hereunder, or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment of such amount or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect, and in the case of payments, no interest shall accrue for the period from and after the date on which such payment was due to the next succeeding Business Day when paid.

         SECTION 12.13.    GOVERNING LAW.

         UNLESS OTHERWISE PROVIDED IN THE RELATED TERMS INDENTURE, THIS INDENTURE, EACH INDENTURE SUPPLEMENTAL HERETO AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         SECTION 12.14.    Execution Counterparts.

         This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 12.15.    Recording of Indenture.

         If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by and at the expense of the Issuer upon written request of the Indenture Trustee accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and which shall be an expense of the Issuer) to the effect that such recording is necessary either for the protection of the Bondholders of any Series or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 12.16.    Trust Obligation.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Bonds or under this Indenture (other than with respect to Permitted Investments as to which such Person is the issuer) or any certificate or other writing delivered in connection herewith or therewith, against (i) any owner of a beneficial interest in the Issuer, (ii) the Owner Trustee or the Indenture Trustee in its individual capacity, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee or the Indenture Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee or of any successor or assignee of the Owner Trustee or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that neither the Owner Trustee nor the Indenture Trustee has any such obligations in its individual capacity).

         SECTION 12.17.    No Petition.

         Unless otherwise provided in the related Terms Indenture, The Indenture Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar law, in connection with any obligations relating to the Bonds, this Indenture or any Servicing and Administration Agreement.

         SECTION 12.18.    Inspection.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's representatives, employees, and Independent Accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 12.19.    Usury.

         The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to interest thereon at the maximum nonusurious rate of interest permitted by the applicable laws of the State of New York (or the laws of any other jurisdiction determined to be applicable by a court of competent jurisdiction) or any applicable laws of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York (or other) laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the

Indenture Trustee shall have no liability of any kind), acting on behalf of the Holder receiving such excess payment, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid. In addition, all sums paid or agreed to be paid for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds.